[MARQUIS LOGO]




                                  ANNUAL REPORT

                               SEPTEMBER 30, 1996

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TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................... 1
INVESTMENT ADVISER'S REPORT .................................................. 2
MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE ....................... 6
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS .....................................15
STATEMENT OF NET ASSETS ......................................................16
STATEMENT OF OPERATIONS ......................................................42
STATEMENT OF CHANGES IN NET ASSETS ...........................................44
FINANCIAL HIGHLIGHTS .........................................................46
NOTES TO FINANCIAL STATEMENTS ................................................52
NOTICE TO SHAREHOLDERS .......................................................58


FUND PORTFOLIOS                                 TRADING SYMBOL

        MONEY MARKET FUNDS                   RETAIL       TRUST

Treasury Securities Money Market Fund .....   MQRXX       MQTXX

        Tax Exempt Money Market Fund ......         MQEXX

        FIXED INCOME FUNDS                  A SHARES    B SHARES

Government Securities Fund ................   MQGAX       MFGSB

        Louisiana Tax-Free Income Fund ....   MQLAX       MFLTF

        BALANCED FUNDS

Balanced Fund .............................   MQIAX       MFGIB

        EQUITY FUNDS

        Value Equity Fund .................   MQVAX       MFVEB

        Growth Equity Fund ................   XNEUX       XNEVX

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                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

As we celebrate the third full year of operation of the Marquis Funds, we are gratified by the progress that has been made, and by the tremendous reception that our funds have received from you, our shareholders.

     Since this time last year, our collective assets under management have grown by 39%, from $1.12 billion on September 30, 1995 to $1.56 billion on September 30, 1996. At the same time, our fund family has expanded to include the Growth Equity Fund and the Tax Exempt Money Market Fund, which add important new dimensions to our stock fund and money market fund categories.

     As we continue to grow, we remain committed to the three fundamental principles that have guided the Marquis Funds from the beginning. In brief, these principles are:

(BULLET) HIGH QUALITY: Because we believe that investment risk can be moderated through prudent management, we continually pursue a quality-oriented approach throughout our fund family. This approach is evident in the rating of our Treasury Securities Money Market Fund, which again has earned the highest rating available, AAAm, from Standard & Poor's. And, it is also evident in the hundreds of day-to-day investment decisions that are detailed in this report.

(BULLET) HIGH STANDARDS: While our funds are only three years old, they are part of a tradition of excellence that dates back more than 70 years. As such, they are managed by experienced professionals who employ rigorous investment analysis, using the latest tools available.

(BULLET) HIGHLY PERSONAL: We never forget that the ultimate purpose of our funds is to help people live better, more prosperous lives. Therefore, we have developed a family of funds that have the diversity to help satisfy a wide range of investment needs. We have also worked to ensure that each Marquis Funds shareholder receives individual guidance toward their unique financial goals.

     As you will see in the following pages, these principles have led to strong results throughout our fund family in fiscal year 1996. Looking ahead, we believe that the markets will continue to reward those who maintain a long-term approach to investing.

     We thank you for sharing in that belief, and we look forward to continuing to serve your investment needs in the years ahead.

                                               Sincerely,

                                               /S/Clifton J. Saik
                                               Clifton J. Saik
                                               Executive Vice President
                                               First National Bank of Commerce
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INVESTMENT ADVISER'S REPORT

Dear Shareholder:

Fiscal 1996 has become known as the year of the "Goldilocks" recovery, that is, a period in which the economy was not too hot, and not too cold. And while not everything was "just right," those who invested in stock, bond, and money market funds can be satisfied that their returns generally outpaced the rate of inflation, and that any "bears" were of the gentle, fairy tale variety.

In fact, the most serious threat of the year was indeed a fantasy, existing only in the minds of fixed income investors who feared an interest rate hike by the Federal Reserve Board. But as we will explain shortly, that hike simply never appeared.

                                    [PHOTO]
                             JOHN C. PORTWOOD, CFA
                       CHIEF TRUST INVESTMENT STRATEGIST

For the Marquis Funds, fiscal 1996 was one of good portfolio performance, a growing investor base, and substantial increases in assets. In addition, it marked the introduction of two important new portfolios.

The Growth Equity Fund, introduced in March 1996, seeks to provide long-term capital appreciation. This fund provides an excellent counterpoint to our existing Value Equity Fund, since growth-oriented stocks and value-oriented stocks tend to alternate between periods of market leadership.

The Growth Equity Fund uses a disciplined analytical process to seek


                                [GRAPHIC OMITTED]

A line graph depicting the interest rate growth of the Consumer Price Index, the 10 Year U.S. Treasury Yield, and the 30 Year U.S. Treasury Yield from October 1, 1995 through September 30, 1996.


DURING FISCAL 1996, INTEREST RATES ROSE (AS INDICATED BY THE YIELDS ON TREASURY SECURITIES) DESPITE A STABLE RATE OF INFLATION (AS MEASURED BY THE CONSUMER
PRICE INDEX). SOURCE: BLOOMBERG
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                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

stocks that have strong earnings momentum and a high likelihood of meeting or exceeding growth estimates in the future. Consequently, these stocks may have high valuations relative to their current earnings. For example, growth-style stocks may include those in such dynamic industries as electronic technology, computers, health care, and consumer non-durables.

By contrast, the Value Equity Fund seeks to invest in securities that are currently "out of favor," and therefore have low prices relative to their earnings, book value, or dividends. Value-style stocks tend to be in such industries as finance, utilities, and energy.

Our other new portfolio is the Tax Exempt Money Market Fund, which was introduced in June 1996, and seeks to provide current income exempt from federal income taxes. This fund has already met with strong demand from individual and institutional investors seeking a stable source of tax-free income in conjunction with instant liquidity and relative price stability.

Like all Marquis Funds portfolios, these new family members will adhere to a disciplined investment approach that emphasizes quality, value, and a commitment to remaining fully invested at all times. We believe that this approach is responsible for our success thus far, and will continue to prove its value in the years ahead.

ECONOMIC OVERVIEW

At the end of fiscal 1995, we expressed the belief that inflation would remain moderate in the year ahead. This proved to be the case, notwithstanding the constant fear of inflation that caused turmoil in the bond markets.

During the second quarter of the calendar year 1996, the economy surged at an annual rate of 4.7 percent. Had this continued throughout the following quarters, the Federal Reserve Board (the "Fed") would have been justified in taking action. However, just one quarter later, the economy had cooled to a rate of just over 2 percent, providing no convincing case for a rise in rates. As a result, the Fed held steady.

This relatively lackluster growth took place against a backdrop of controlled economic activity overall, with the Consumer Price Index and Producer Price Index well behaved, unemployment steady at around 5.6 percent, wages under control, and corporate earnings rising moderately.

In fact, not since the 1950s have economic conditions been so well-balanced. And going forward, we see more of the same. We can only hope that in the coming year the bond market will have greater confidence in the facts, and pay less attention to irrational fears.

On the international front, some economists have expressed concern that a synchronized recovery in the United States, Europe, and Asia would put pressure on global interest rates and allow prices to rise. However, Europe's major economies remain
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INVESTMENT ADVISER'S REPORT (CONTINUED)

sluggish due to already high rates, and the United States and Japan are both entrenched in moderate-growth patterns. Therefore, we are not likely to see a significant surge in imports or a strong increase in worldwide price levels.

STOCK MARKET OVERVIEW

With corporate earnings growing and money pouring into the market, stocks performed well overall, with the S&P 500 Index rising 17.6 percent for the fiscal year. While this was well below the spectacular gains of the previous year, it stands as a very solid performance by historical standards.

The market's gains are even more impressive in view of the relatively high valuations at the start of the fiscal year. In fact, the best-performing sector was growth stocks, whose lofty price/earnings ratios were pushed even higher, while value-oriented stocks remained somewhat out of favor.

Two major factors helped fuel this ongoing rally. One was the relatively low level of interest rates, which made stocks more attractive than bonds. Another was the continued flow of funds into the markets from aging "baby boomers," who have been funding retirement plans at an unprecedented pace and making stocks their investment of choice.

To some degree, this second factor is cause for concern, because many of these investors are relatively new to the market and have not yet experienced the type of strong correction that last occurred in 1990. It remains to be seen whether they will have the perspective to weather a bear market, or will quickly exit at the first sign of an extended decline.

Another cautionary factor for stocks is the continued pressure on corporate pricing due to fierce competition in virtually all industries. Despite an unprecedented five years of economic expansion, corporations find they are unable to increase prices, and must therefore employ other methods of boosting bottom-line performance, such as cost-cutting and downsizing. With most excesses already squeezed from many companies, profit growth will most likely be modest, at best, in the year ahead.


                               [GRAPHIC OMITTED]

A line graph depicting the growth of the S&P 500 Composite Stock Index from September 1993 through September 1996.


IN THE THREE YEARS SINCE THE MARQUIS FUNDS BEGAN, THE STOCK MARKET, AS MEASURED BY THE S&P 500 INDEX, HAS RISEN DRAMATICALLY. SOURCE: BLOOMBERG

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                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

BOND MARKET OVERVIEW

As discussed earlier, bonds were continually battered by unfounded fears of inflation and higher interest rates. The mere perception of an overheated economy was enough to send market rates higher, dampening what might otherwise have been an excellent year for bonds.

Long-term bonds were hardest hit, due to their greater vulnerability to interest rate fluctuations. The bellwether 30-year Treasury Bond ended the fiscal year at a rate of 6.92 percent, having begun the year at 6.51 percent. Intermediate bonds, which tend to be less volatile in rising-rate environments, were more stable.

MONEY MARKET OVERVIEW

For the second time in three years, money market investments outperformed bonds as a group. As a result, money market investors enjoyed positive returns well in excess of the rate of inflation, with very little risk to principal. Money market investments continue to look attractive in the year ahead, as short-term rates show little sign of retreating.

OUTLOOK FOR FISCAL 1997

Currently, our economic indicators point toward lower interest rates in the year ahead, which bodes well for fixed income investments. Economic growth will most likely remain at a moderate pace, with a good chance of a slowdown or even a mild recession along the way.

In this environment, we believe that investors should not be complacent, and should perhaps adopt a more defensive strategy that allows them to take advantage of potential advances in stocks, but also provides some protection in the form of bond or money market investments.

In our own Balanced Fund, for example, the ratio of stocks to bonds is currently at 50/50, compared to a possible 80/20 split. This indicates a cautious, although still optimistic, outlook on our part.

We also believe that investors should continue to approach the markets with a long-term perspective, viewing any declines as opportunities to build their positions for the future. Those who have done so in the past have been well rewarded for their patience and discipline. One need only look to the three years of the Marquis Funds' existence to see evidence of how quickly a negative environment can give way to historic gains.


           Sincerely,

           /S/John C. Portwood
           John C. Portwood, CFA
           Chief Trust Investment Strategist
           First National Bank of Commerce

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MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
For the twelve months ended September 30, 1996, the Treasury Securities Money Market Fund generated a total return of 5.06% for Trust shares, and 4.86% for Retail shares from which a 12b(1) charge is deducted. This compares to a 4.87% return for the IBC/Donoghue U.S. Treasury and Repo Index. The Fund's net assets increased from $804 million to $1,048 million over the fiscal year.

The Fund's competitive return was the result of strategies that took advantage of interest rate fluctuations during the year. These included the lengthening of portfolio maturities prior to dips in short-term rates, and the shortening of maturities when rates appeared ready to move higher once again. Composition of the portfolio during the year was weighted toward U.S. Treasury Repurchase Agreements, which provided incrementally higher yields than U.S. Treasury issues without compromising our high standards for quality and liquidity.

Looking ahead, our forecasts indicate that rates on taxable money market securties will continue to move within a relatively narrow range, providing positive returns in excess of the rate of inflation.

TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
From its inception on June 7, 1996 to September 30, 1996, the Tax Exempt Money Market Fund generated an annualized total return of 2.83%. This compares to a 3.08% return for the IBC/Donoghue Tax-Free Index. The Fund's net assets increased to $66 million over the fiscal year.

In the relatively brief period of the Fund's existence, rates on tax-free money market security moved in a fairly broad range, driven by large inflows of cash during July and large outflows of cash during September. With a need to invest our own incoming cash on an as-received basis, the Fund mirrored the market's movements fairly closely.

Looking ahead, we see a continued strong demand for high-quality tax-free issues. In the absence of any action on short-term rates by the Federal Reserve Board, this should keep rates relatively close to their current levels in the months to come.

[PHOTO]
Picture of Michele M. LeBlanc, Vice President, Marquis Investments with Gerald
S. Dugal, Vice President, First NBC, Trust and Investments

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                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30 ,1996
GOVERNMENT SECURITIES FUND
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For the twelve months ended September 30, 1996, the Government Securities Fund generated a total return of 4.10% for Class A shares without a sales load, 0.44% for Class A shares from which a sales charge has been deducted, and 3.23% for Class B shares without a sales load. This compares to a 5.10% return for the Lehman Intermediate Government Bond Index. The Fund's net assets increased from $124.2 million to $160.4 million over the fiscal year.

The Fund's holdings, which consist primarily of obligations issued or guaranteed as to principal and interest by the the U.S. Government and its agencies or instrumentalities, ended the fiscal year with an average weighted maturity of
5.5 years, and an average duration of 4.2 years.

The Fund's good overall performance during a volatile year is attributable to portfolio adjustments that sought to take advantage of weaknesses in the markets.

After an exceptionally robust year in fiscal 1995, the bond market began to retreat in the second quarter of fiscal 1996. The continued strength of the economy alarmed many fixed income investors, and each report of good news led to immediate speculation that the Federal Reserve Board would take action to curb inflation. While this action never materialized, the effect on the market was upward pressure on interest rates, which frequently drove bond prices downward.

To mitigate the impact of rising rates, the Fund's duration was kept relatively short during the early

[GRAPH]
  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT
     SECURITIES FUND VERSUS THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX,
              AND THE LIPPER INTERMEDIATE U.S. GOVERNMENT AVERAGE

(Class A) A line graph depciting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Government Securities Fund, Class A from October 1, 1993 through September 30, 1996 as compared with the growth of $10,000 investment in the Lehman Intermediate Government Bond Index, and the Lipper Intermediate U.S. Government Funds Average.

Initial Investment Date    10/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis Gov't. Sec.
   Inc. Fund, Cl A       $10,000   $9,998  $9,810  $9,749  $9,814   $9,807 $10,239 $10,708  $10,879  $11,195 $11,099 $11,132 $11,325
Marquis Gov't. Sec.
   Inc. A, with load      $9,650   $9,648  $9,467  $9,408  $9,471   $9,464  $9,881 $10,333  $10,499  $10,803 $10,710 $10,742 $10,929
Lehman Intermed. Gov't.
   Bond Index            $10,000   $9,992  $9,807  $9,752  $9,826   $9,817 $10,226 $10,704  $10,870  $11,234 $11,157 $11,233 $11,426
Lipper Intermed.
   Gov't. Average        $10,000   $9,960  $9,708  $9,582  $9,615   $9,606 $10,007 $10,505  $10,668  $11,060 $10,873 $10,896 $11,066

(Class B) A line graph depciting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Government Securities Fund, Class B from October 22, 1993 through September 30, 1996 as compared with the growth of $10,000 investment in the Lehman Intermediate Government Bond Index, and the Lipper Intermediate U.S. Government Funds Average.

Initial Investment Date    10/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis Gov't. Sec.
   Inc. Fund, Cl B       $10,000   $9,982  $9,775  $9,698  $9,755   $9,731 $10,139 $10,582  $10,740  $11,029 $10,906 $10,918 $11,087
Marquis Gov't. Sec.
   Inc. B, with load     $10,000   $9,982  $9,775  $9,698  $9,755   $9,731 $10,139 $10,582  $10,740  $11,029 $10,906 $10,918 $10,892
Lehman Intermed. Gov't.
   Bond Index            $10,000   $9,992  $9,807  $9,752  $9,826   $9,817 $10,226 $10,704  $10,870  $11,234 $11,157 $11,233 $11,426
Lipper Intermed.
   Gov't. Average        $10,000   $9,960  $9,708  $9,582  $9,615   $9,606 $10,007 $10,505  $10,668  $11,060 $10,873 $10,896 $11,066


                                              AVERAGE ANNUAL RETURN
CLASS OF SHARES        ONE YEAR RETURN          INCEPTION TO DATE
---------------   ------------------------   ------------------------
                  WITH LOAD   WITHOUT LOAD   WITH LOAD   WITHOUT LOAD
                  ------------------------   ------------------------
CLASS A             0.44%         4.10%        3.09%         4.31%
CLASS B            -0.27%         3.23%        2.87%         3.49%

For the period ended September 30, 1996.
Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning October 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.00% for the three year holding period. The performance of the Lehman Brothers Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Average does not include annual operating expenses which are experienced by the Fund.
                                                                       CONTINUED
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MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE (CONT.)
months of the fiscal year, and then lengthened to take advantage of increased yield opportunities. In addition, the proportion of newer-issue mortgage- backed securities was increased in order to capture yields in the range of 7.5% to 8%. At the same time, the Fund's exposure to lower-yielding, short-term Treasury issues was reduced.

This strategy proved successful in boosting the Fund's performance for the year without compromising credit quality. And as new concerns of economic weakness brought falling rates during the fourth quarter of the fiscal year, the Fund was well-positioned to deliver relatively high yields along with a degree of price appreciation.

Looking ahead, we believe that both inflation and economic growth will remain under control, despite occasional pressure from rising wages. As a result, we expect the environment to be favorable for high-quality fixed income investments.

However, we also believe the market will remain sensitive to even the hint of rising inflation, and that rates will climb at any threat of action by the Fed. We will continue to view any such occurrences as buying opportunities, and may use them to further extend the duration of the portfolio in pursuit of incremental yields.

LOUISIANA TAX-FREE INCOME FUND
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For the twelve months ended September 30, 1996, the Louisiana Tax-Free Income
Fund generated a total return of 4.48% for Class A shares without a sales load, 0.87% for Class A shares from which a sales charge has been deducted, and 3.60% for Class B shares without a sales load. This compares to a 4.31% return for the Lipper Intermediate Municipal Fund Index and a 6.04% return for the Lehman Municipal Bond Index. The Fund's net assets increased from $12.3 million to $21.6 million over the fiscal year.

The Fund's holdings, consisting primarily of securities which are exempt from federal and state income tax to Louisiana residents, ended the fiscal year with an average weighted maturity of 10.5 years, an average duration of 7.7 years, and a weighted average quality rating of AAA.

The portfolio's good overall performance is attributable in part to the opportunistic use of cash
                                    [PHOTO]
Picture of Kevin P. Reed, Senior Vice President, First NBC, Trust and
Investments with Robert V. Brown, Vice President, Marquis Investments
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                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

inflows at key periods during the year. For example, a sizeable inflow of new investment during the tax season of the third fiscal quarter was used to take advantage of higher prevailing market rates. By purchasing longer-term issues and effectively increasing the portfolio's duration, we were able to lock in higher yields.

This theme was repeated throughout the year, as new cash was used to extend the portfolio's maturity and duration during periods of rising interest rates -- always maintaining our bias toward issues of the highest quality.

Looking ahead, we believe that the forecast is very positive for the municipal securities market. Concerns about so-called "flat tax" legislation have abated and supplies of high-quality issues remain limited. And even though we can expect an increase in new issues due to the current lower prevailing rates, we believe that most municipalities are concerned about overextending themselves with debt. Therefore, we don't expect the volumes of supply that would push prices downward.

These trends point to continued strong performance for municipal securities, and we look forward to another year of tax-free total returns in excess of the current rate of inflation.

[GRAPH]
  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE LOUISIANA
     TAX-FREE INCOME FUND, VERSUS THE LEHMAN MUNICIPAL BOND INDEX,
              AND THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX

(Class A) A line graph depciting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Louisiana Tax-Free Income Fund, Class A from October 1, 1993 through September 30, 1996 as compared with the growth of $10,000 investment in the Lehman Intermediate Government Bond Index, and the Lipper Intermediate U.S. Government Funds Average.

Initial Investment Date    10/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis LA Tax-Free
   Income, Cl A          $10,000  $10,111  $9,564  $9,663  $9,719   $9,553 $10,138 $10,316  $10,596  $10,930 $10,822 $10,821 $11,069
Marquis LA Tax-Free
   A, with load           $9,650   $9,757  $9,229  $9,325  $9,379   $9,219  $9,783  $9,955  $10,225  $10,548 $10,443 $10,442 $10,682
Lehman Municipal
   Bond Index            $10,000  $10,121  $9,565  $9,672  $9,737   $9,597 $10,276 $10,523  $10,826  $11,273 $11,136 $11,222 $11,480
Lipper Intermediate
   Muni Fund Index       $10,000  $10,102  $9,709  $9,798  $9,856   $9,746 $10,231 $10,461  $10,712  $10,999 $10,939 $10,983 $11,173

(Class B) A line graph depciting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Louisiana Tax-Free Income Fund, Class B from November 22, 1993 through September 30, 1996 as compared with the growth of $10,000 investment in the Lehman Intermediate Government Bond Index, and the Lipper Intermediate U.S. Government Funds Average.

Initial Investment Date    11/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis LA Tax-Free
   Income, Cl B          $10,000  $10,201  $9,642  $9,714  $9,753   $9,569 $10,136 $10,295  $10,554  $10,857 $10,741 $10,709 $10,934
Marquis LA Tax-Free
   B, with load          $10,000  $10,201  $9,642  $9,714  $9,753   $9,569 $10,136 $10,295  $10,554  $10,857 $10,741 $10,709 $10,736
Lehman Municipal
   Bond Index            $10,000  $10,211  $9,650  $9,758  $9,824   $9,682 $10,367 $10,617  $10,923  $11,373 $11,235 $11,321 $11,582
Lipper Intermediate
   Muni Fund Index       $10,000  $10,164  $9,769  $9,858  $9,917   $9,806 $10,294 $10,526  $10,778  $11,067 $11,006 $11,050 $11,241

                                              AVERAGE ANNUAL RETURN
CLASS OF SHARES        ONE YEAR RETURN          INCEPTION TO DATE
---------------   ------------------------   ------------------------
                  WITH LOAD   WITHOUT LOAD   WITH LOAD   WITHOUT LOAD
                  ------------------------   ------------------------
CLASS A             0.87%         4.48%        2.28%         3.50%
CLASS B             0.10%         3.60%        2.62%         3.27%

For the period ended September 30, 1996.
Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning October 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.00% for the three year holding period. The performance of the Lehman Brothers Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Average does not include annual operating expenses which are experienced by the Fund.

                                                                       CONTINUED
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9
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MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE (CONT.)

BALANCED FUND
--------------------------------------------------------------------------------
For the twelve months ended September 30, 1996, the Balanced Fund generated a total return of 9.11% for Class A shares without a sales load, 5.34% for Class A shares from which a sales charge has been deducted, and 8.30% for Class B shares without a sales load. This compares to a 12.46% return for the Lipper Balanced Funds Average, a 20.32% return for the S&P 500 Composite Index, and a 5.10% return for the Lehman Intermediate Government Bond Index. The Fund's net assets increased from $87.5 million to $116.2 million over the fiscal year.

The Fund's fixed income holdings, consisting primarily of intermediate-term government and investment grade corporate bonds, ended the fiscal year with an average weighted maturity of 6.3 years, and an average duration of 4.6 years.

For most of the year, the Fund maintained a relatively defensive position, with approximately 50% of the portfolio in bonds and 50% in stocks. This ratio reflected our belief that the economy would generate only modest growth rates, and that interest rates would hold steady. For the most part, this forecast proved to be correct, although the equity markets surged beyond levels that one would expect during a slow-growth economy.

The bond portion of the Fund produced modest gains, as fixed income investments were continually rocked by fears of inflation and the threat of action by the Federal Reserve Board. Even though no action was taken, market interest rates dampened any possibility of strong returns.

[GRAPH]
    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BALANCED
        FUND VERSUS THE S&P 500 COMPOSITE INDEX, THE LEHMAN INTERMEDIATE
            GOVERNMENT BOND INDEX, THE WILSHIRE MID-CAP VALUE INDEX,
                     AND THE LIPPER BALANCED FUNDS AVERAGE

(Class A) A line graph depciting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Balanced Fund, Class A from October 1, 1993 through September 30, 1996 as compared with the growth of $10,000 investment in the S&P 500 Composite Index, Lehman Intermediate Government Bond Index, the Wilshire Mid-Cap Value Index, and the Lipper Balanced Funds Average.

Initial Investment Date    10/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis Balanced Fund
   Class A               $10,000   $9,987  $9,752  $9,679  $9,859   $9,804 $10,365 $11,049  $11,594  $12,051 $12,274 $12,345 $12,650
Marquis Balanced A,
   with load              $9,650   $9,638  $9,410  $9,341  $9,515   $9,461 $10,002 $10,663  $11,188  $11,629 $11,844 $11,913 $12,207
S&P 500 Composite
   Index                 $10,000  $10,025  $9,645  $9,685 $10,158  $10,156 $11,145 $12,208  $13,179  $13,972 $14,721 $15,381 $15,856
Lehman Intermediate
   Gov't. Bond Index     $10,000   $9,992  $9,807  $9,752  $9,826   $9,817 $10,226 $10,704  $10,870  $11,234 $11,157 $11,233 $11,426
Wilshire Mid-Cap
   Value Index           $10,000   $9,852  $9,605  $9,576  $9,870   $9,583 $10,343 $11,307  $12,469  $13,145 $13,612 $13,638 $13,824
Lipper Balanced
   Funds Average         $10,000  $10,033  $9,712  $9,601  $9,878   $9,774 $10,379 $11,130  $11,748  $12,243 $12,562 $12,862 $13,212

(Class B) A line graph depciting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Balanced Fund, Class B from October 22, 1993 through September 30, 1996 as compared with the growth of $10,000 investment in the S&P 500 Composite Index, Lehman Intermediate Government Bond Index, the Wilshire Mid-Cap Value Index, and the Lipper Balanced Funds Average.

Initial Investment Date    10/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis Balanced Fund
   Class A               $10,000   $9,971  $9,726  $9,634  $9,789   $9,716 $10,251 $10,914  $11,428  $11,854 $12,052 $12,102 $12,377
Marquis Balanced A,
   with load             $10,000   $9,971  $9,726  $9,634  $9,789   $9,716 $10,251 $10,914  $11,428  $11,854 $12,052 $12,102 $12,177
S&P 500 Composite
   Index                 $10,000  $10,025  $9,645  $9,685 $10,158  $10,156 $11,145 $12,208  $13,179  $13,972 $14,721 $15,381 $15,856
Lehman Intermediate
   Gov't. Bond Index     $10,000   $9,992  $9,807  $9,752  $9,826   $9,817 $10,226 $10,704  $10,870  $11,234 $11,157 $11,233 $11,426
Wilshire Mid-Cap
   Value Index           $10,000   $9,852  $9,605  $9,576  $9,870   $9,583 $10,343 $11,307  $12,469  $13,145 $13,612 $13,638 $13,824
Lipper Balanced
   Funds Average         $10,000  $10,033  $9,712  $9,601  $9,878   $9,774 $10,379 $11,130  $11,748  $12,243 $12,562 $12,862 $13,212

                                              AVERAGE ANNUAL RETURN
CLASS OF SHARES        ONE YEAR RETURN          INCEPTION TO DATE
---------------   ------------------------   ------------------------
                  WITH LOAD   WITHOUT LOAD   WITH LOAD   WITHOUT LOAD
                  ------------------------   ------------------------
CLASS A             5.34%         9.11%        7.03%         8.30%
CLASS B             4.80%         8.30%        6.93%         7.53%

For the period ended September 30, 1996.

Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning October 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.00% for the three year holding period. The performance of the S&P 500 Composite Index, the Lehman Brothers Intermediate Government Bond Index, the Wilshire Mid-Cap Value Index, and the Lipper Balanced Funds Average does not include annual operating expenses which are experienced by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

The stock portion of the Balanced Fund, which pursues a strategy that combines value and growth issues, with a value emphasis, also produced positive results, although not as robust as those of the overall market. This is primarily due to the current market bias toward growth-oriented issues.

In keeping with our relatively defensive outlook, the stock portfolio was weighted strongly toward utility and finance issues, which offer a combination of dividend income, low price/earnings ratios, and appreciation potential. Among the better performers in this area were Bank of America and First Bank System, both of which have appreciated by more than 40% since date of purchase.

Among the portfolio's growth-oriented issues, the top performer for the year was Nike, which more than tripled in value since it was purchased.

Looking ahead, we believe the Balanced Fund is well positioned for a period when the equity markets are near all-time record levels. The value orientation on the equity side should provide a cushion against any correction in the stock market, since issues with lower price/earnings ratios tend to have less downside potential. And if interest rates should fall in the year ahead, the fixed income side of the fund may provide a combination of income and price appreciation.

Of course, a sharp rise in rates could be detrimental to both stocks and bonds, but we currently see no evidence that such a rise is imminent. Therefore, we plan to retain the Fund's overall configuration unless there is a significant change in economic or market conditions.

VALUE EQUITY FUND
--------------------------------------------------------------------------------
For the twelve months ended September 30, 1996, the Value Equity Fund generated a total return of 13.38% for Class A shares without a sales load, 9.40% for Class A shares from which a sales charge has been deducted, and 12.49% for Class B shares without a sales load. This compares to a 10.87% return for the Wilshire Mid-Cap Value Index. The Fund's net assets increased from $59.9 million to $97.3 million over the fiscal year.

During fiscal 1996, the value stock category produced modest gains overall, but was eclipsed by stronger performances by growth-oriented stocks. This growth orientation is typical of an extended bull market, and should not discourage value investors, since history has shown that the value sector tends to marginally outperform the growth sector over long periods of time.

The Fund began the fiscal year by selling many of its economically sensitive issues, such as those in the manufacturing, technology, and process industry sectors, based on signs of weakness in key economic indicators.

These issues were replaced by a number of financial services stocks, which produced strong gains during the remainder of the year. Among the better performers in this group were the brokerage firm of Alex Brown & Sons, banking giant Citicorp, and student loan underwriter SLMA ("Sallie Mae"). In addition, the Fund added several utility stocks which, although currently out of favor, continue to demonstrate strong fundamentals.

                                                                       CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO]
Picture of Greg L. Hodlewsky, Vice President, First NBC, Trust and
Investments with O. Morgan Hall Jr., Investment Counsultant, Marquis Investments

Looking ahead, we believe that value stocks will continue to provide satisfactory results in the coming year, based on their ability to deliver above-average dividend yields and the potential for appreciation. What's more, we believe that the low price/earnings multiples of value-oriented issues may provide downside protection during market corrections.

[GRAPH]
     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE VALUE
      EQUITY FUND VERSUS THE S&P 500 COMPOSITE INDEX, THE WILSHIRE MID-CAP
               VALUE INDEX, AND THE LIPPER EQUITY INCOME AVERAGE

(Class A) A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Value Equity Fund, Class A from October 1, 1993 through September 30, 1996 as compared with the growth of $10,000 investment in the S&P 500 Composite Index, the Wilshire Mid-Cap Value Index, and the Lipper Equity Income Average.

Initial Investment Date    10/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis Value Equity
   Fund, Class A         $10,000   $9,859  $9,562  $9,498  $9,847   $9,702 $10,472 $11,404  $12,321  $12,921 $13,536 $13,703 $13,970
Marquis Value Equity A,
   with load              $9,650   $9,514  $9,227  $9,166  $9,502   $9,362 $10,106 $11,005  $11,890  $12,469 $13,062 $13,223 $13,481
S&P 500 Composite
   Index                 $10,000  $10,025  $9,645  $9,685 $10,158  $10,156 $11,145 $12,208  $13,179  $13,972 $14,721 $15,381 $15,856
Wilshire Mid-Cap
   Value Index           $10,000   $9,852  $9,605  $9,576  $9,870   $9,583 $10,343 $11,307  $12,469  $13,145 $13,612 $13,638 $13,824
Lipper Equity Income
   Average               $10,000  $10,001  $9,632  $9,675 $10,064   $9,809 $10,568 $11,264  $12,091  $12,795 $13,392 $13,775 $14,142

(Class B) A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Value Equity Fund, Class B from October 22, 1993 through September 30, 1996 as compared with the growth of $10,000 investment the S&P 500 Composite Index, the Wilshire Mid-Cap Value Index, and the Lipper Equity Income Average.

Initial Investment Date    10/93    12/93    3/94    6/94    9/94    12/94    3/95    6/95    11/95    12/95    3/96    6/96    9/96
Marquis Value Equity
   Fund, Class A         $10,000   $9,856  $9,534  $9,454  $9,789   $9,618 $10,372 $11,273  $12,156  $12,724 $13,307 $13,448 $13,674
Marquis Value Equity A,
   with load             $10,000   $9,856  $9,534  $9,454  $9,789   $9,618 $10,372 $11,273  $12,156  $12,724 $13,307 $13,448 $13,474
S&P 500 Composite
   Index                 $10,000  $10,025  $9,645  $9,685 $10,158  $10,156 $11,145 $12,208  $13,179  $13,972 $14,721 $15,381 $15,856
Wilshire Mid-Cap
   Value Index           $10,000   $9,852  $9,605  $9,576  $9,870   $9,583 $10,343 $11,307  $12,469  $13,145 $13,612 $13,638 $13,824
Lipper Equity Income
   Average               $10,000  $10,001  $9,632  $9,675 $10,064   $9,809 $10,568 $11,264  $12,091  $12,795 $13,392 $13,775 $14,142

CLASS OF SHARES        ONE YEAR RETURN          INCEPTION TO DATE
---------------   ------------------------   ------------------------
                  WITH LOAD   WITHOUT LOAD   WITH LOAD   WITHOUT LOAD
                  ------------------------   ------------------------
CLASS A             9.40%         13.38%       10.45%        11.76%
CLASS B             8.99%         12.49%       10.83%        11.38%

For the period ended September 30, 1996.

Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning October 1, 1993. Class B shares were offered beginning October 22, 1993. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 2.00% for the three year holding period. The performance of the S&P 500 Composite Index, the Wilshire Mid-Cap Value Index, and the Lipper Equity Income Average does not include annual operating expenses which are experienced by the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

GROWTH EQUITY FUND
--------------------------------------------------------------------------------
From its inception on March 1, 1996 to September 30, 1996, the Growth Equity Fund generated a total return of 10.46% for Class A shares without a sales load, and 6.59% for Class A shares from which a sales charge has been deducted. The Class B shares, which were offered beginning April 19, 1996, generated a total return of 4.16% for the period ending September 30, 1996. This compares to a 10.79% return for the S&P/Barra Growth Index during the same period. The Fund's net assets ended the fiscal year at $18.5 million.

The Fund entered the market during a particularly strong period for growth-oriented investments, as investors continued to favor such industries as technology and telecommunications -- often to a degree that defied all rational definitions of value.

While steering clear of issues with excessively high price/earnings ratios, the Fund participated actively in the technology sector, which continues to benefit from strong demand for new products. Ironically, part of this demand is owed to the lackluster nature of the economy, which has led many corporations to automate key functions in order to reduce staffing levels.

Among the technology holdings showing particularly strong performance during the period were personal computer manufacturers Compaq Corporation and Gateway 2000, and software producer BMC Software.

[GRAPH]
     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE GROWTH
          EQUITY FUND VERSUS THE S&P/BARRA GROWTH INDEX, AND THE LIPPER
                              GROWTH FUNDS AVERAGE
(Class A) A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Growth Equity Fund, Class A from March 1, 1996 through September 30, 1996 as compared with the growth of $10,000 investment in the S&P/BARRA Growth Index, and the Lipper Growth Funds Average.

Initial Investment Date     3/96     6/96    9/96
Marquis Growth Equity
   Fund, Class A         $10,000  $10,496 $10,966
Marquis Growth Equity A,
   with load              $9,650  $10,191 $10,647
S&P/BARRA Growth Index   $10,000  $10,570 $10,942
Lipper Growth Funds
   Average               $10,000  $10,609 $10,917

(Class B) A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Marquis Growth Equity Fund, Class B from April 19, 1996 through September 30, 1996 as compared with the growth of $10,000 investment in the S&P/BARRA Growth Index, and the Lipper Growth Funds Average.

Initial Investment Date     4/96     6/96    9/96
Marquis Growth Equity
   Fund, Class B         $10,000  $10,232 $10,658
Marquis Growth Equity B,
   with load             $10,000  $10,232 $10,308
S&P/BARRA Growth Index   $10,000  $10,498 $10,867
Lipper Growth Funds
   Average               $10,000  $10,117 $10,691

                                                                               CUMULATIVE
CLASS OF SHARES        ONE MONTH RETURN        THREE MONTH RETURN          INCEPTION TO DATE
---------------   ------------------------  ------------------------   ------------------------
                  WITH LOAD   WITHOUT LOAD  WITH LOAD   WITHOUT LOAD   WITH LOAD   WITHOUT LOAD
                  ------------------------  ------------------------   ------------------------
CLASS A             2.80%         6.50%       0.83%         4.48%        6.59%         10.46%
CLASS B             2.86%         6.36%       0.66%         4.16%        4.98%          8.48%

For the period ended September 30, 1996.

Past performance of the Fund is not predictive of future performance. Class A shares were offered beginning March 1, 1996. Class B shares were offered beginning April 19, 1996. Performance of the Class A shares reflects the maximum front end sales charge of 3.50%. Performance of the Class B shares reflects the maximum contingent deferred sales charge of 3.50% for the one year holding period. The performance of the S&P/BARRA Growth Index and the Lipper Growth Fund Average does not include annual operating exepenses which are experienced by the Fund.

                                                                       CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other sectors held by the Fund during the period included healthcare, manufacturing, and consumer nondurables.

Looking ahead, we believe that the Fund will continue to benefit from the momentum in growth-oriented issues, as sentiment remains bullish and funds continue to flow into the market. Other positive signs include the ever-growing interest in Internet-related issues and other technology stocks, which continue to set the pace for the market.

Potential negatives ahead include the possibility that the much-anticipated economic slowdown will finally materialize in the coming year. If so, it could be exacerbated by an overlooked demographic trend, that is, the emergence of the so-called "baby bust" generation, which now dominates the young-adult age bracket. With fewer and often less-affluent people in this key age group, which traditionally is a prime market for housing and related products, demand for a number of durable and non-durable consumer products could begin to weaken. This factor, along with other potential drags on the economy, could continue to put downward pressure on prices and corporate profits.

For the moment, however, most signs point to the type of environment that favors growth companies and their investors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees
of the Marquis Funds:


We have audited the accompanying statements of net assets of the Institutional Money Market, Treasury Securities Money Market, Tax Exempt Money Market, Government Securities, Louisiana Tax-Free Income, Balanced, Value Equity and Growth Equity Funds of the Marquis Funds (the "Trust") as of September 30, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Money Market, Treasury Securities Money Market, Tax Exempt Money Market, Government Securities, Louisiana Tax-Free Income, Balanced, Value Equity and Growth Equity Funds of the Marquis Funds as of September 30, 1996, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP



Philadelphia, PA
November 13, 1996
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. TREASURY OBLIGATIONS -- 30.8%
================================================================================
     U.S. Treasury Bills
       4.865%, 10/17/96             $  750    $  748
       4.790%, 11/14/96              1,000       994
       5.030%, 12/12/96              1,000       990
       5.240%, 12/12/96                500       495
       5.050%, 01/09/97              1,000       986
       5.090%, 01/16/97              1,000       985
       5.085%, 02/06/97                500       491
       5.370%, 04/03/97                500       486
       5.215%, 05/29/97                500       483
       5.480%, 06/26/97              1,000       959
     U.S. Treasury Notes
       6.625%, 03/31/97                500       503
       6.500%, 04/30/97                500       502
                                            --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $8,622)                           8,622
                                            --------
================================================================================
REPURCHASE AGREEMENTS -- 69.6%
================================================================================
     Deutsche Bank
       5.720%, dated 09/30/96, matures
       10/01/96, repurchase price
       $1,000,000 (collateralized by
       U.S. Treasury STRIPS, par value
       $1,071,000, 0.000%, 08/15/97,
       market value: $1,020,000)(1)  1,000     1,000
     Morgan Stanley
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price
       $1,001,000 (collateralized by
       U.S. Treasury Note, par value
       $990,000, 8.125%, 02/15/98,
       market value: $1,028,000)(1)  1,001     1,001
     Lehman Brothers
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price
       $5,001,000 (collateralized by
       U. S. Treasury STRIPS, par value
       $27,250,000, 0.000%, 05/15/20,
       market value: $5,101,000)     5,000     5,000
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
REPURCHASE AGREEMENTS (CONTINUED)
================================================================================
     Aubrey G. Lanston
       5.600%, dated 09/30/96, matures
       10/01/96, repurchase price
       $1,400,000 (collateralized by
       U.S. Treasury Note, par value
       $1,406,000, 6.125%, 12/31/96,
       market value: $1,431,000)    $1,400   $ 1,400
     HSBC
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price
       $1,400,000 (collateralized by
       U.S. Treasury STRIPS, par value
       $1,585,000, 0.000%, 05/15/98,
       market value: $1,441,000)     1,400     1,400
     J. P. Morgan
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price
       $5,301,000 (collateralized by
       U.S. Treasury STRIPS, par value
       $5,684,000, 0.000%, 08/15/97,
       market value: $5,419,000)     5,300     5,300
     Lehman Brothers
       5.750%, dated 09/30/96, matures
       10/01/96, repurchase price
       $989,000 (collateralized by
       U.S. Treasury Note, par value
       $4,710,000, 9.125%, 05/15/18,
       market value: $1,010,000)(1)    989       989
     Merrill Lynch
       5.600%, dated 09/30/96, matures
       10/01/96, repurchase price
       $1,001,000 (collateralized by
       U.S. Treasury STRIPS, par value
       $3,560,000, 0.000%, 05/15/14,
       market value: $1,021,000)(1)  1,001     1,001
     UBS Securities
       5.720%, dated 09/30/96, matures
       10/01/96, repurchase price
       $1,000,000 (collateralized by
       U.S. Treasury Note, par value
       $1,005,000, 6.000%, 05/31/98,
       market value: $1,025,000)(1)  1,000     1,000

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

INSTITUTIONAL MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------


================================================================================
REPURCHASE AGREEMENTS (CONTINUED)
================================================================================
     Wachovia
       5.750%, dated 09/30/96, matures
       10/01/96, repurchase price
       $1,400,000 (collateralized by
       U.S. Treasury Note, par value
       $1,385,000, 6.500%, 04/30/97,
       market value: $1,430,000)    $1,400  $  1,400
     TOTAL REPURCHASE AGREEMENTS
       (Cost $19,491)                         19,491
                                            --------
   TOTAL INVESTMENTS -- 100.4%
     (Cost $28,113)                           28,113
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- (0.4%)  (109)
                                            --------
================================================================================
NET ASSETS:
================================================================================
     Fund Shares (unlimited authorization --
       no par value) based on 28,003,782
       outstanding shares of beneficial
       interest                               28,004
                                            --------
   TOTAL NET ASSETS-- 100.0%                 $28,004
                                            --------
                                            --------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE                           $1.00
                                            --------
                                            --------
--------------------------------------------------------------------------------

STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL SECURITIES
(1) TRI-PARTY REPURCHASE AGREEMENT


TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------
================================================================================
U.S. TREASURY OBLIGATIONS -- 21.9%
================================================================================
     U.S. Treasury Bills
       5.030%, 10/17/96           $ 25,000 $  24,944
       5.135%, 10/17/96             15,000    14,966
       4.840%, 11/14/96             25,000    24,852
       4.820%, 12/12/96             25,000    24,759
       5.080%, 01/09/97             25,000    24,647
       5.090%, 01/16/97             15,000    14,773
       5.085%, 02/06/97             25,000    24,548
       5.205%, 02/06/97                550       540
       4.860%, 03/06/97             25,000    24,473
       5.350%, 05/01/97                575       557
     U.S. Treasury Notes
       6.625%, 03/31/97             25,000    25,126
       6.500%, 04/30/97             25,000    25,118
                                          ----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $229,303)                       229,303
                                          ----------
================================================================================
REPURCHASE AGREEMENTS -- 78.3%
================================================================================
     Deutsche Bank
       5.720%, dated 09/30/96, matures
       10/01/96, repurchase price
       $50,134,000 (collateralized by
       various U.S. Treasury obligations,
       par value $62,189,000, 0.000%-
       11.750%, 03/06/97-02/15/10,
       market value: $51,129,000) (1) 50,126  50,126
     Morgan Stanley
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price
       $3,002,000 (collateralized by
       U.S. Treasury Note, par value
       $3,065,000, 5.750%, 10/31/00,
       market value: $3,069,000) (1) 3,001     3,001
     Lehman Brothers
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price
       $200,032,000 (collateralized by
       various U.S. Treasury STRIPS,
       par value $754,605,000, 0.000%,
       12/31/97-11/15/18, market value:
       $204,056,000)               200,000   200,000

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
REPURCHASE AGREEMENTS (CONTINUED)
================================================================================
     Aubrey G. Lanston
       5.600%, dated 09/30/96, matures
       10/01/96, repurchase price
       $50,008,000 (collateralized by
       U.S. Treasury Note, par value
       $48,980,000, 7.375%, 11/15/97,
       market value: $51,131,000)  $ 50,000 $  50,000
     HSBC
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price $50,008,000
       (collateralized by various U.S.
       Treasury STRIPS, par value $97,390,000,
       0.000%, 05/15/06, market value:
       $51,025,000)                 50,000    50,000
     J. P. Morgan
       5.700%, dated 09/30/96, matures
       10/01/96, repurchase price $230,036,000
       (collateralized by various U.S.
       Treasury STRIPS, par value
       $680,433,000, 0.000%, 11/15/97-
       02/15/25, market value:
       $680,543,000)               230,000   230,000
     Lehman Brothers
       5.750%, dated 09/30/96, matures
       10/01/96, repurchase price
       $50,008,000 (collateralized by
       various U.S. Treasury STRIPS,
       par value $128,700,000, 0.000%,
       08/15/09-05/15/10, market value:
       $51,001,000) (1)             50,000    50,000
     Merrill Lynch
       5.600%, dated 09/30/96, matures
       10/01/96, repurchase price $40,382,000
       (collateralized by U.S. Treasury
       STRIPS, par value
       $143,560,000, 0.000%, 05/15/14,
       market value: $41,184,000) (1) 40,376  40,376

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
REPURCHASE AGREEMENTS (CONTINUED)
================================================================================
     Prudential Securities
       5.690%, dated 09/30/96, matures
       10/01/96, repurchase price $48,008,000
       (collateralized by various U.S.
       Treasury obligations, par value
       $42,836,000, 5.125%- 12.000%,
       04/30/98-08/15/13, market value:
       $48,960,000) (1)             $48,000$  48,000
     UBS STRIPS
       5.720%, dated 09/30/96, matures
       10/01/96, repurchase price
       $50,512,000 (collateralized by
       U.S. Treasury Note, par value
       $50,520,000, 6.000%, 05/31/98,
       market value: $51,515,000) (1) 50,504  50,504
     Wachovia
       5.750%, dated 09/30/96, matures
       10/01/96, repurchase price
       $50,008,000 (collateralized by
       U.S. Treasury Note, par value
       $49,515,000, 6.500%, 04/30/97,
       market value: $51,132,000)   50,000    50,000
                                          ----------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $822,007)                       822,007
                                          ----------
   TOTAL INVESTMENTS -- 100.2%
     (Cost $1,051,310)                     1,051,310
                                          ----------
   OTHER ASSETS AND LIABILITIES,
      NET -- (0.2%)                           (2,423)
                                          ----------

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

18

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

TREASURY SECURITIES MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
======================================================================
     Fund Shares of Trust Class (unlimited
       authorization -- no par value) based
       on 637,803,269 outstanding shares of
       beneficial interest                    $ 637,803
     Fund Shares of Retail Class (unlimited
       authorization -- no par value) based
       on 411,061,657 outstanding shares of
       beneficial interest                      411,062
     Accumulated net realized gain on investments    22
                                             ----------
   TOTAL NET ASSETS -- 100.0%                $1,048,887
                                             ----------
                                             ----------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- TRUST CLASS               $1.00
                                             ----------
                                             ----------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS              $1.00
                                             ----------
                                             ----------

--------------------------------------------------------------------------------

STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL SECURITIES
(1) TRI-PARTY REPURCHASE AGREEMENT


TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS -- 99.7%
================================================================================
   ALABAMA -- 2.8%
     Montgomery BMC Special Care
       Facilities Finance Authority, Baptist
       Medical Center, Ser A VRDN,
       RB (A) (B) (C)
       3.900%, 08/01/20             $1,845   $ 1,845
                                            --------
   ARIZONA -- 3.8%
     Tuscon Industrial Development
       Authority, Tuscon City Center
       Parking, VRDN, RB (A) (B) (C)
       3.925%, 06/01/15              2,200     2,200
     Yavapai County, Arizona Industrial
       Development Authority Kachina
       Pointe Project (A)
       3.800%, 01/01/09                300       300
                                            --------
                                               2,500
                                            --------
   ARKANSAS -- 2.1%
     Little Rock Southwest Hospital, Ser 88,
       VRDN, RB (A) (B) (C)
       3.675%, 10/01/18                800       800
     Little Rock Unified School District, TRAN
       3.850%, 12/30/96                595       595
                                            --------
                                               1,395
                                            --------
   CALIFORNIA -- 9.2%
     California Higher Education Authority
       Student Loan, RB (A)
       3.950%, 06/01/01                750       750
     California State, Ser 1996-1997, RAN
       4.500%, 06/30/97              2,500     2,510
     Los Angeles, California Department
       of Airports, Ser B RB
       7.200%, 05/01/01              1,300     1,350
     Ravenswood California City School
       District, TRAN
       4.500%, 07/08/97                500       502

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
19

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

TAX EXEMPT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   CALIFORNIA (CONTINUED)
     San Bernadino County, Alta Loma
       Heritage Project, Ser A, VRDN,
       RB (A) (B) (C)
       3.625%, 02/01/23             $1,000   $ 1,000
                                            --------
                                               6,112
                                            --------
   COLORADO -- 5.9%
     Colorado Housing Finance Authority,
       Cambray Park Project, VRDN,
       RB (A) (B) (C)
       3.950%, 05/01/15                400       400
     Colorado Multi-Family Housing
       Authority, Hamphen and Estes
       Project, VRDN (A) (B) (C)
       3.700%, 12/01/05                950       950
     Denver City & County, Ogden
       Residence Project, VRDN,
       RB (A) (B) (C)
       4.000%, 12/01/09              1,095     1,095
     Woodstream, Colorado Colorado
       Housing Financial Authority (A)
       3.950%, 06/01/05              1,450     1,450
                                            --------
                                               3,895
                                            --------
   DISTRICT OF COLUMBIA -- 1.5%
     District of Columbia, Ser B-1, VRDN,
       RB (A) (B) (C)
       4.050%, 06/01/03                400       400
     District of Columbia, Ser B-2, VRDN,
       RB (A) (B) (C)
       4.050%, 06/01/03                225       225
     Washington, DC, George Washington
       University  (A)
       4.000%, 03/01/06                350       350
                                            --------
                                                 975
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   FLORIDA -- 5.2%
     Brevard County Housing Finance
       Authority, Park Village & Malobar
       Lakes Project, VRDN, RB (A)
       3.950%, 12/01/10             $  600 $     600
     Broward County, Housing Finance
       Authority, Lake Park Association (A)
       3.900%, 12/01/10                700       700
     Florida Housing Finance Agency,
       Lakeside South Association,
       VRDN, RB (A)
       3.925%, 08/01/06                600       600
     Jacksonville University Hospital Center
       Project,VRDN, RB  (A) (B) (C)
       4.000%, 02/01/19                600       600
     Suwannee County Florida Advent
       Christian Project  (A)
       3.950%, 10/01/19                975       975
                                            --------
                                               3,475
                                            --------
   GEORGIA -- 4.1%
     DeKalb County, Camden Brook Project,
       VRDN, RB (A) (B) (C)
       3.850%, 06/15/25                500       500
     DeKalb County, Wood Terrace
       Apartments Project, VRDN,
       RB (A) (B) (C)
       3.850%, 12/15/15              2,210     2,210
                                            --------
                                               2,710
                                            --------
   IDAHO -- 0.6%
     University of Idaho, Student Fee
       Telecommunications, RB (FSA)
       4.100%, 04/01/97                400       400
                                            --------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   ILLINOIS -- 14.1%
     Chicago Multi-Family Housing Authority,
       Waveland Project B, VRDN, RB (A)
       (B) (C)
       3.850%, 11/01/10           $    125 $     125
     Chicago Multi-Family Housing Authority,
       Waveland Project F, VRDN, RB (A)
       (B) (C)
       3.850%, 11/01/10              2,600     2,600
     Chicago Park District, Ser A, TAW
       5.000%, 10/30/96              2,000     2,002
     Chicago, Illinois (A)
       4.000%, 12/01/17              1,000     1,000
     Illinois Development Financial Authority
       3.950%, 09/01/26 (A)          1,000     1,000
     Illinois Health Facility Authority,
       Lutheran Institution, Ser C,
       RB (A) (B) (C)
       3.500%, 04/01/15              2,000     2,000
     Orland Hills Mortgage Authority,
       Ser 1988-A, VRDN, RB (A) (B) (C)
       3.850%, 12/01/04                600       600
                                            --------
                                               9,327
                                            --------
   INDIANA -- 3.0%
     Fort Wayne, Educational Development
       Authority, Georgetown PL Venture,
       VRDN, RB (A) (B) (C)
       3.900%, 12/01/15              2,000     2,000
                                            --------
   IOWA -- 0.3%
     Iowa Finance Authority Small Business
       Revenue, Ser A (A)
       3.800%, 11/01/15                200       200
                                            --------
   KANSAS -- 0.9%
     Topeka Multi-Family Housing Revenue,
       Ser 85, VRDN, RB (A) (B)
       3.725%, 01/01/09                600       600
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   KENTUCKY -- 0.8%
     Covington Industrial Building,
       Atkins & Pearce Inc., Ser 1995,
       VRDN, RB (A) (B) (C)
       3.850%, 04/01/05             $  500   $   500
                                            --------
   LOUISIANA -- 2.8%
     Calcasieu Parish, Sales Tax District,
       Ser #4-A, VRDN, RB (A)
       3.850%, 09/01/01                350       350
     East Baton Rouge, Louisiana
       3.850%, 10/01/26              1,000     1,000
     New Orleans Industrial Development
       Board, Spectrum Control Technology,
       RB (A) (B) (C)
       3.850%, 03/01/07                500       500
                                            --------
                                               1,850
                                            --------
   MARYLAND -- 0.9%
     Maryland Health & Higher Education
       Facilities Authority, Kennedy
       Krieger, VRDN, RB (A) (B) (C)
       3.850%, 07/01/23                600       600
                                            --------
   MICHIGAN -- 1.7%
     Michigan State Job Development
       Authority, Gordon Food Service
       Project  (A)
       3.800%, 08/01/15              1,000     1,000
     Michigan State Job Development
       Authority, Pollution Control Revenue
       Mazda Motor Manufacturing,
       RB (A) (B) (C)
       3.875%, 10/01/08                125       125
                                            --------
                                               1,125
                                            --------
   MINNESOTA -- 3.7%
     Minneapolis, Minnesota, Commerce At
       Centre VLG Project, Ser 1996
       4.000%, 09/01/97                715       715

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
21

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

TAX EXEMPT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   MINNESOTA (CONTINUED)
     St. Paul, Minnesota Housing &
       Redevelopment Authority District
       Heating, Ser A, RB  (A)
       4.000%, 12/01/12             $1,750  $  1,750
                                            --------
                                               2,465
                                            --------
   MISSOURI -- 1.8%
     Missouri State Health & Educational
       Facilities Authority, Health Care,
       VRDN, RB (MBIA)  (A) (B) (C)
       3.900%, 06/01/22              1,200     1,200
                                            --------
   NEVADA -- 0.2%
     Henderson, Public Improvement
       Trust, Pueblo Verde I+II Apartment
       Project, Ser 1995a/95b #1071,
       VRDN, RB (A) (B) (C)
       3.900%, 08/01/26                100       100
                                            --------
   NORTH CAROLINA -- 1.4%
     North Carolina Medical Care
       Community, Hospital Revenue
       Pooled Finance Project, VRDN,
       RB (A) (B) (C)
       3.850%, 10/01/16                600       600
     Winston Salem, VRDN (A) (B) (C)
       3.800%, 08/01/01                300       300
                                            --------
                                                 900
                                            --------
   OHIO -- 3.7%
     Bellevue, Ohio, Bellevue Hospital
       Project, RB (A)
       3.950%, 03/01/97                225       225
     Cleveland Waterworks Revenue,
       Ser E, RB (MBIA)
       7.750%, 01/01/07                750       772
     North Olmsted, BAN
       4.600%, 12/19/96                750       751
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   OHIO (CONTINUED)
     Village of Canal Winchester, Ohio, BAN
       4.500%, 08/13/97             $  700    $  702
                                            --------
                                               2,450
                                            --------
   OKLAHOMA -- 3.8%
     Oklahoma City Industrial Development
       Authority, Baptist General Convention
       Refunding, Ser 89, RB (A) (B) (C)
       3.850%, 03/01/09                600       600
     Oklahoma City, University City Project,
       Ser 85, VRDN, RB (A) (B) (C)
       4.050%, 08/01/15                600       600
     Oklahoma State Water Reserve Board
       State Loan Program Revenue  (A)
       3.700%, 09/01/24                500       500
     Tulsa City, Oklahoma, Industrial
       Authority Health Care, Laureate
       Psychiatric Project, VRDN, RB (A)
       3.850%, 12/15/08                645       645
     Yukon, Oklahoma, Municipal Authority
       Sales Tax & Utility System,
       RB (AMBAC)
       4.200%, 06/01/97                180       180
                                            --------
                                               2,525
                                            --------
   PENNSYLVANIA -- 12.7%
     Allegheny County Children's Hospital
       of Pittsburgh, Ser 85B (MBIA) (A)
       3.750%, 12/01/15                600       600
     Delaware County, Pennsylvania
       Industrial Development Authority,
       Scott Paper Company Project,
       Ser A, RB
       3.800%, 12/01/18                500       500
     Delaware Valley, Regional Finance
       Authority (A) (C)
       3.950%, 08/01/16              2,100     2,100

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
22

-------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
TAX EXEMPT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   PENNSYLVANIA (CONTINUED)
     Montgomery County Higher
       Education & Health Facility
       Authority, Higher Education &
       Loan, Ser 96-A, VRDN, RB (A) (B) (C)
       3.900%, 06/01/21             $2,500  $  2,500
     Pennsylvania State Higher Education
       Facility, Allegheny College Project,
       VRDN, RB (A) (B) (C)
       3.950%, 11/01/26              2,200     2,200
     Philadelphia School District, TRAN
       4.500%, 06/30/97                500       502
                                            --------
                                               8,402
                                            --------
   TENNESSEE -- 2.0%
     Franklin County, Tennessee, Health &
       Education Facilities Board
       University of South Sewanee Credit
       Enhancement Project, RB (A)
       3.750%, 09/01/10                350       350
     Jefferson County Industrial
       Development (A)
       4.000%, 04/01/98              1,000     1,000
                                            --------
                                               1,350
                                            --------
   TEXAS -- 1.2%
     Corpus Christi,Texas, Texas Industrial
       Development Authority Air Inventory
       Project (A)
       3.766%, 02/01/97                105       105
     Keller, Texas Independent School
       District, GO
       8.250%, 08/01/97                500       517
     Maury County,Tennessee Hillview
       Health Care Center Ser 86 (A)
       3.850%, 06/01/04                155       155
                                            --------
                                                 777
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   UTAH -- 1.7%
     Salt Lake City, Industrial Development
       Authority, Park View Plaza Project,
       VRDN, RB (A) (B) (C)
       4.060%, 12/01/14              $ 300    $  300
     West Valley, Utah, Industrial Development
       Authority, Johnson Matthey Project,
       RB (A)
       4.100%, 11/01/11                800       800
                                            --------
                                               1,100
                                            --------
   VIRGINIA -- 3.9%
     Fairfax County,Virginia, Industrial
       Development Authority, Fairfax
       Hospital, Ser A (A)
       3.900%, 10/01/25              1,300     1,300
     Virginia State Housing Development
       Authority, AHC Services Corps, Ser A,
       VRDN, RB (A) (B) (C)
       3.900%, 09/01/17              1,300     1,300
                                            --------
                                               2,600
                                            --------
   WASHINGTON -- 0.6%
     Washington State Housing Finance
       Community, Nonprofit Housing
       YMCA, Snobonish County Project,
       VRDN, RB (A) (B) (C)
       4.100%, 08/01/19                415       415
                                            --------
   WEST VIRGINIA -- 0.9%
     Charleston Community Parking Facility
       Revenue, VRDN, RB  (A) (B) (C)
       4.000%, 12/01/16                600       600
                                            --------
   WISCONSIN -- 2.4%
     Indian Hill,Wisconsin, Maple Dale
       School District, TRAN
       4.190%, 08/20/97                600       600

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
23

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

TAX EXEMPT MONEY MARKET FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================

================================================================================
   WISCONSIN (CONTINUED)
     Kettle, Wisconsin, Moraine School
       District, TRAN
       4.010%, 08/22/97              $ 500     $ 500
     Tomah Area School District, Wisconsin
       TRAN
       4.190%, 09/17/97                500       500
                                            --------
                                               1,600
                                            --------
     TOTAL MUNICIPAL BONDS
       (Cost $65,993)                         65,993
                                            --------
   TOTAL INVESTMENTS -- 99.7%
     (Cost $65,993)                           65,993
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.3%     221
                                            --------
================================================================================
NET ASSETS:
================================================================================
     Fund Shares (unlimited authorization -- no par
       value) based on 66,214,023 outstanding
       shares of beneficial interest          66,214
                                            --------
   TOTAL NET ASSETS -- 100.0%                $66,214
                                            --------
                                            --------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE                           $1.00
                                            --------
                                            --------

--------------------------------------------------------------------------------

(A) VARIABLE RATE INSTRUMENT. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 1996.
(B) PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSER OF THE PUT DATE OR THE MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT OR OTHER CREDIT SUPPORT.
BAN -- BOND ANTICIPATION NOTE
GO -- GENERAL OBLIGATION
RAN -- REVENUE ANTICIPATION NOTE
RB -- REVENUE BOND
SER-- SERIES
TAW -- TAX ANTICIPATION WARRANT
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
VRDN -- VARIABLE RATE DEMAND NOTE
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.3%
================================================================================
     FFCB
       7.510%, 02/13/98             $  250    $  255
       8.650%, 10/01/99                255       270
     FHLB
       5.370%, 11/03/00                500       477
       7.500%, 08/10/04                500       519
     FHLMC
       6.300%, 03/15/03                135       130
       6.280%, 07/15/03                250       239
       7.930%, 01/20/05                250       266
     FICO STRIPS
       0.000%, 10/05/05                180        96
       0.000%, 12/27/05                334       174
       0.000%, 10/06/06                500       245
       0.000%, 11/11/06              1,000       487
       0.000%, 12/27/06                500       241
     Farmer MAC
       7.560%, 05/28/02                500       521
     FNMA
       9.550%, 12/10/97              1,075     1,119
       9.150%, 04/10/98              1,175     1,225
       9.550%, 03/10/99                255       273
       7.000%, 08/12/02                250       248
       5.875%, 02/02/06              5,000     4,635
     SBA
       Ser 1988-10-C
       9.350%, 07/01/98                 19        19
     TVA
       6.250%, 08/01/99                400       397
       8.375%, 10/01/99              2,900     3,052
                                          ----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $15,353)                         14,888
                                          ----------
================================================================================
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 37.9%
================================================================================
     FHLMC  CMO
       7.500%, 11/15/01              4,350     4,450
       6.700%, 05/15/05              1,925     1,905
       7.000%, 09/15/07              3,425     3,263

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


GOVERNMENT SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
================================================================================
     FHLMC  CMO (CONTINUED)
       6.500%, 04/15/08             $4,850   $ 4,461
       7.750%, 01/15/20              1,784     1,804
       9.000%, 04/15/20                788       780

     FHLMC
       7.000%, 04/01/00                 31        31
       9.000%, 11/01/05                952       992
       9.000%, 05/01/06              1,497     1,561
       7.250%, 05/01/07                 62        62
       9.000%, 08/01/09                809       838
       9.000%, 12/01/09              1,238     1,293
       6.500%, 11/15/22              5,000     4,671

     FNMA REMIC
       9.150%, 08/25/03                365       370
       7.350%, 06/25/07              2,000     1,919
       6.250%, 10/25/22                108       106

     FNMA STRIPS
       Zero Coupon, Callable 11/22/96
       @ 100, 11/22/01               2,500     2,477

     FNMA
       8.500%, 03/01/98                147       151
       7.000%, 09/01/07              3,540     3,498
       6.250%, 01/25/09              1,000       939

    GNMA
      10.500%, 06/15/98                 10        10
      10.500%, 09/15/98                  2         2
       6.500%, 07/15/08              1,284     1,248
       6.500%, 03/15/09                121       118
       6.500%, 05/15/09              3,197     3,108
       9.000%, 07/15/16                580       609
       9.000%, 09/15/16                338       355
       9.000%, 10/15/16                111       117
       9.000%, 11/15/16                304       320
       9.500%, 08/15/17                567       608
      10.000%, 04/15/19                205       224
      10.000%, 05/15/19                 58        64
       9.500%, 12/15/19                381       409
       7.500%, 06/15/23              4,289     4,236
       7.000%, 03/15/24              2,438     2,348
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
================================================================================
     GNMA (CONTINUED)
       7.000%, 04/15/24           $  2,994 $   2,883
       8.500%, 10/15/24              1,555     1,601
       8.000%, 07/15/25              2,323     2,346
       7.000%, 01/15/26              4,939     4,755
                                          ----------
     TOTAL U.S. GOVERNMENT MORTGAGE-
       BACKED OBLIGATIONS
       (Cost $62,404)                         60,932
                                          ----------
================================================================================
U.S. TREASURY OBLIGATIONS -- 41.7%
================================================================================
     Treasury LINCS
       6.000%, 08/15/09              2,500     2,256
     U.S Treasury Notes
       8.500%, 04/15/97              2,750     2,793
       6.500%, 04/30/97              1,450     1,458
       6.875%, 04/30/97              6,350     6,399
       8.500%, 07/15/97              1,500     1,531
       6.500%, 08/15/97              2,500     2,514
       8.625%, 08/15/97                925       947
       5.125%, 04/30/98              1,800     1,776
       9.000%, 05/15/98              1,425     1,489
       5.125%, 06/30/98              2,500     2,462
       9.250%, 08/15/98              2,425     2,557
       6.375%, 01/15/99              1,500     1,507
       7.125%, 09/30/99              3,000     3,067
       6.000%, 10/15/99              1,500     1,489
       7.875%, 11/15/99              1,300     1,356
       8.500%, 02/15/00              2,850     3,033
       5.500%, 04/15/00                500       486
       8.750%, 08/15/00              2,775     2,994
       6.375%, 08/15/02              5,425     5,386
       5.750%, 08/15/03              2,000     1,908
       5.875%, 02/15/04              1,500     1,434
       6.500%, 08/15/05              3,000     2,960
       5.625%, 02/15/06             12,500    11,600
       9.375%, 02/15/06              1,000     1,185
     U.S. Treasury Bond
       7.125%, 02/15/23              2,500     2,517
                                          ----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $68,627)                         67,104
                                          ----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
25

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GOVERNMENT SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CORPORATE OBLIGATIONS -- 6.3%
================================================================================
     Alcan Aluminum
       6.375%, 09/01/97             $  500     $ 501
     Anheuser Busch
       8.750%, 12/01/99                600       638
     Associates
       7.250%, 05/15/98                650       660
     Dow Capital Guaranteed: Dow Chemical
       7.375%, 07/15/02                500       504
     E.I. DuPont de Nemours
       6.000%, 12/01/01                570       549
     Ford Capital
       9.000%, 08/15/98              1,425     1,489
     Ford Motor Credit
       8.000%, 12/01/96                250       251
     General Foods
       6.000%, 06/15/01                500       480
     International Lease Financial MTN
       7.150%, 08/03/98                500       507
     ITT
       7.000%, 01/15/97                500       502
     J.C. Penney
      10.000%, 10/15/97                400       415
     Lehman Brothers Holdings
       6.375%, 06/01/98                500       498
     Merrill Lynch
       6.375%, 03/30/99                500       498
     New England Telephone & Telegraph
       6.250%, 12/15/97                700       699
     Pepsico
       7.625%, 12/18/98                500       513
     Philip Morris
       9.750%, 05/01/97                300       306
       6.000%, 07/15/01                500       477
       8.250%, 10/15/03                600       629
                                          ----------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $10,261)                         10,116
                                          ----------
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CASH EQUIVALENT -- 2.5%
================================================================================
     SEI Liquid Asset Trust Treasury
       Portfolio             $4,102         $  4,102
                                          ----------
     TOTAL CASH EQUIVALENT
       (Cost $4,102)                           4,102
                                          ----------
================================================================================
REPURCHASE AGREEMENT -- 1.4%
================================================================================
     UBS Securities
       5.720%, dated 09/30/96, matures
       10/01/96, repurchase price
       $2,189,000 (collateralized by
       various FNMA obligations, total par value
       $2,300,000, 0.000%, 02/10/97,
       market value: $2,236,000) (1) 2,189     2,189
                                          ----------
     TOTAL REPURCHASE AGREEMENT
       (Cost $2,189)                           2,189
                                          ----------
   TOTAL INVESTMENTS -- 99.1%
     (Cost $162,936)                         159,331
                                          ----------
   OTHER ASSETS AND LIABILITIES, NET -- 0.9%   1,509
                                          ----------
================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Class A (unlimited
       authorization -- no par value) based on
       16,517,402 outstanding shares of
       beneficial interest                  164,743
     Fund Shares of Class B (unlimited
       authorization -- no par value) based on
       53,651 outstanding shares of
       beneficial interest                     529
     Accumulated net realized loss
       on investments                         (827)
     Net unrealized depreciation on
       investments                          (3,605)
                                         ----------
   TOTAL NET ASSETS -- 100.0%             $160,840
                                         ----------
                                         ----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


GOVERNMENT SECURITIES FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------

================================================================================
NET ASSETS (CONTINUED):
================================================================================
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- CLASS A                         $9.71
                                             ----------
                                             ----------
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A($9.71 / 96.50%)                     $10.06
                                             ----------
                                             ----------
   NET ASSET VALUE AND OFFERING PRICE
     PER SHARE -- CLASS B (2)                     $9.76
                                             ----------
                                             ----------

--------------------------------------------------------------------------------

CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FARMER MAC -- FEDERAL AGRICULTURAL MORTGAGE CORPORATION
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FICO -- FINANCING CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LINCS -- SYNTHETIC-LINKED COUPON SECURITIES
MTN -- MEDIUM TERM NOTE
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SBA -- SMALL BUSINESS ADMINISTRATION
SER -- SERIES
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES TVA -- TENNESSEE VALLEY AUTHORITY
(1) TRI-PARTY REPURCHASE AGREEMENT
(2) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

LOUISIANA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS -- 98.1%
================================================================================
   LOUISIANA -- 98.1%
     Alexandria, Louisiana Utilities
       Revenue (FGIC)
       5.250%, 05/01/11             $  100     $  96
     Alexandria, Louisiana Utilities
       Revenue Ser B
       4.650%, 05/01/04                150       146
     Ascension Parish, Louisiana Parish-
       Wide School District GO (AMBAC)
       4.900%, 03/01/09                150       143
     Baton Rouge Louisiana Sales & Use
       Tax RB (FSA)
       6.000%, 08/01/08                200       207
     Bossier City Louisiana Utility RB (FGIC)
       4.800%, 10/01/05                500       489
     Caddo Parish Louisiana, GO (MBIA)
       5.000%, 02/01/05                350       349
     East Baton Rouge Parish, Louisiana
       Sales & Use Tax RB (FGIC)
       4.800%, 02/01/06                650       625
       5.900%, 02/01/16                500       511
     East Baton Rouge Parish, Louisiana
       Sales & Use Tax Revenue Sewer
       Improvements Ser A (FGIC)
       4.800%, 02/01/09                340       314
     East Baton Rouge, Louisiana Mortgage
       Financing Authority Ser B
       5.300%, 10/01/14                 85        80
     East Baton Rouge, Louisiana Mortgage
       Financing Authority Ser B
       4.350%, 10/01/00                 80        80
     Ernest N. Morial Exhibition Hall Special
       Tax RB (MBIA)
       4.700%, 07/15/05                115       111
     Ernest N. Morial Exhibition Hall Special
       Tax Refunding (MBIA)
       4.900%, 07/15/07                515       497

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS

LOUISIANA TAX-FREE INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   LOUISIANA (CONTINUED)
     Gretna, Louisiana Refunding - Sales
       Tax Revenue (AMBAC)
       5.200%, 06/01/06             $  225    $  225
     Iberville School District District (FSA)
       5.750%, 10/01/03                250       263
     Jefferson Parish Louisiana Sales & Use
       Tax RB (AMBAC)
       5.000%, 02/01/08                130       125
       5.000%, 02/01/13                700       653
     Jefferson Parish Louisiana School
       District Sales  & Use Tax RB (MBIA)
       6.250%, 02/01/08                300       319
     Jefferson Parish, Louisiana Ad Valorem
       Property Tax, GO Ser A (FGIC)
       5.250%, 09/01/05                250       252
     Jefferson Parish, Louisiana Hospital
       Services (FGIC)
       5.100%, 01/01/05                300       299
       5.300%, 01/01/07                100        99
     Kenner, Louisiana Sales Tax
       Revenue (FGIC)
       5.750%, 06/01/06                100       103
     Lafayette Parish, Louisiana School Board
       Sales Tax RB (FSA)
       4.875%, 04/01/04                575       570
     Lafayette Public Improvement RB
       Ser A (FGIC)
       4.900%, 03/01/03                505       505
     Lafayette, Louisiana Public Improvement
       Sales Tax Revenue (FGIC)
       4.625%, 05/01/05                300       288
     Lafayette, Louisiana Public Power
       Authority Electric Revenue
       Refunding (AMBAC)
       5.000%, 11/01/06                250       246
     Lafayette, Louisiana Public Power
       Authority Electric Revenue
       Refunding (AMBAC)
       5.250%, 11/01/09                250       244
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   LOUISIANA (CONTINUED)
     Lafayette, Louisiana Utilities
       Revenue (AMBAC)
       4.100%, 11/01/99             $  275    $  272
     Lafayette, Louisiana Utility Revenue
       Refunding Bonds  (AMBAC)
       4.700%, 11/01/04                125       122
     Louisiana Housing Finance Agency
       Mortgage Single Family Series B RB
       6.000%, 06/01/15                830       833
     Louisiana Public Facilities Authority
       Department of Public Safety
       Equipment Leasing RB (AMBAC)
       5.000%, 08/01/05                400       392
     Louisiana Public Facilities Authority
       Department of Public Safety
       RB (AMBAC)
       4.900%, 08/01/04                500       490
     Louisiana State Alton Ochsner Medical
       Foundation PJ-B (MBIA)
       6.000%, 05/15/17                100       101
     Louisiana State Energy & Power
       Authority RB (FGIC)
       6.000%, 01/01/13                500       505
     Louisiana State GO (FGIC)
       6.000%, 08/01/04              1,000     1,067
     Louisiana State GO Ser A (MBIA)
       5.500%, 05/15/05                500       515
       5.600%, 05/15/07                250       256
       5.700%, 05/15/08                250       256
     Louisiana State Greater New Orleans
       Expressway, Louisiana Expressway
       Revenue
       4.800%, 11/01/97                 25        25
     Louisiana State Lafayette Public
       Improvement Sales Tax
       Revenue (FGIC)
       5.500%, 03/01/07                200       202

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

STATEMENT OF NET ASSETS

LOUISIANA TAX-FREE INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   LOUISIANA (CONTINUED)
     Louisiana State Public Facilities
       Authority Alton Ochsner Medical
       Foundation Project RB Ser A (MBIA)
       6.000%, 05/15/01               $100    $  105
     Louisiana State Public Facilities Authority
       Our Lady of Lake Regional Center
       RB (MBIA)
       5.900%, 12/01/06                390       403
     Louisiana State Public Facilities Authority
       Revenue (FSA)
       4.400%, 10/01/00                120       119
     Louisiana State Public Facilities Authority
       Revenue Jefferson Parish Eastbank
       Project (FGIC)
       4.850%, 08/01/06                250       241
     Louisiana State Public Facitilies
       Authority RB Ser A (FSA)
       5.100%, 03/01/01                250       254
     Louisiana State Refunding Bonds Ad
       Valorem Property Tax GO (MBIA)
       6.250%, 08/01/99                250       258
     Louisiana State Refunding Bonds
       GO (MBIA)
       5.375%, 08/01/05                400       407
     Louisiana State Refunding GO
       Ser A (MBIA)
       5.100%, 08/01/01                250       254
       5.300%, 08/01/04                250       255
     Louisiana State Refunding GO Ser A
       6.600%, 08/01/97                200       204
     Louisiana State Saint Tammany Parish
       Sales & Use Tax Revenue (FGIC)
       5.750%, 04/01/06                250       260
     Louisiana State University Agricultural &
       Mechanical College (FGIC)
       5.400%, 07/01/05                150       152
       5.500%, 07/01/06                250       254
       5.750%, 07/01/14                500       501
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   LOUISIANA (CONTINUED)
     Louisiana State Unlimited GO (MBIA)
       5.600%, 08/01/07               $250    $  258
       5.600%, 08/01/08                250       256
     Mandeville, Louisiana Water Utility
       Improvements, Ad Valorem
       Property Tax
       5.150%, 02/01/10                100        96
     Natchitoches Parish, Louisiana School
       District #7 GO (FSA)
       4.900%, 03/01/07                190       185
     New Orleans, Louisiana Home Mortgage
       Special Obligation
       6.250%, 01/15/11                500       540
     New Orleans, Louisiana Unlimited
       GO (FGIC)
       5.850%, 11/01/09                350       360
     Orleans Parish, Louisiana School Board
       Public School Capital Refinancing
       5.000%, 12/01/05                250       249
     Orleans Parish School Board, Louisiana
       Public School Capital Refinancing
       RB (MBIA)
       6.000%, 06/01/09                555       583
     Orleans Parish School Board, Louisiana
       Unlimited GO (FGIC)
       5.300%, 09/01/10                250       245
     Saint James Parish, Louisiana General
       Obligation Unlimited Ad Valorem
       Property Tax
       4.800%, 03/01/05                 85        83
       5.200%, 03/01/08                 75        74
     Saint Tammany Parish, Louisiana School
       Board Sales & Use Tax (FGIC)
       5.750%, 04/01/03                250       262
     Saint Tammany Parish, Louisiana School
       District #12 (FGIC)
       6.500%, 03/01/05                200       211

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
29

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS

LOUISIANA TAX-FREE INCOME FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
MUNICIPAL BONDS (CONTINUED)
================================================================================
   LOUISIANA (CONTINUED)
     Shreveport, Louisiana Public
       Improvements Ad Valorem
       Property Tax
       4.750%, 12/01/09               $200    $  182
     Shreveport, Louisiana Unlimited Tax
       GO (AMBAC)
       5.150%, 02/01/09                265       258
     Slidell, Louisiana Unlimited GO (AMBAC)
       4.900%, 03/01/09                200       189
       5.000%, 03/01/13                400       373
     Slidell, Louisiana Sales & Use Tax
       Revenue Public Improvement Ser B
       5.400%, 10/01/07                200       201
     Slidell, Louisiana, Sales & Use Tax
       Revenue Public Improvement Ser B
       5.200%, 10/01/05                100       101
                                            --------
                                              21,248
                                            --------
     TOTAL MUNICIPAL BONDS
       (Cost $21,256)                         21,248
                                            --------
================================================================================
CASH EQUIVALENTS -- 0.9%
================================================================================
     SEI Institutional Tax Free
       Portfolio                       115       115
     SEI Tax Exempt Trust Tax Free
       Portfolio                        74        74
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $189)                               189
                                            --------
   TOTAL INVESTMENTS -- 99.0%
     (Cost $21,445)                           21,437
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 1.0%     227
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Class A (unlimited
       authorization -- no par value) based on
       2,139,093 outstanding shares of
       beneficial interest                       $20,979
     Fund Shares of Class B (unlimited
       authorization -- no par value) based on
       74,268 outstanding shares of
       beneficial interest                           747
     Accumulated net realized loss on investments    (54)
     Net unrealized depreciation on investments       (8)
                                                --------
   TOTAL NET ASSETS -- 100.0%                    $21,664
                                                --------
                                                --------
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- CLASS A                          $9.79
                                                --------
                                                --------
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A ($9.79 / 96.50%)                     $10.15
                                                --------
                                                --------
   NET ASSET VALUE AND OFFERING PRICE
     PER SHARE -- CLASS B (1)                      $9.79
                                                --------
                                                --------

--------------------------------------------------------------------------------

GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
SER -- SERIES
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN
   SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE REDEMPTION CHARGE, SEE THE NOTES TO THE FINANCIAL STATEMENTS.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


BALANCED FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS -- 53.3%
================================================================================
   AEROSPACE & DEFENSE -- 0.6%
     Sci Systems*                   12,200   $   686
                                          ----------
   AIR TRANSPORTATION -- 0.6%
     AMR*                            8,500       677
                                          ----------
   AIRCRAFT -- 1.1%
     Lockheed Martin                 7,600       685
     McDonnell Douglas              12,000       630
                                          ----------
                                               1,315
                                          ----------
   APPAREL/TEXTILES -- 1.7%
     Jones Apparel Group *          14,300       912
     Tommy Hilfiger*                10,000       593
     VF                              7,900       475
                                          ----------
                                               1,980
                                          ----------
   AUTOMOTIVE -- 1.8%
     Chrysler                       22,000       630
     Ford Motor                      5,400       169
     Lucasvarity PLC*               15,870       625
     Teleflex                        1,600        79
     TRW                             6,800       632
                                          ----------
                                               2,135
                                          ----------
   BANKS -- 6.3%
     BankAmerica                    11,700       961
     Barnett Banks                  18,400       621
     Citicorp                        5,900       535
     First Bank System              13,300       889
     First Union                    10,200       681
     Fleet Financial Group           2,100        93
     J.P. Morgan                     9,900       880
     KeyCorp                        14,400       634
     Mellon Bank                    10,550       625
     National City                  10,700       451
     PNC Bank                       17,800       594
     Republic New York               5,500       380
                                          ----------
                                               7,344
                                          ----------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   BUILDING & CONSTRUCTION-- 0.5%
     Centex                          1,750    $   57
     Lennar                         25,600       570
                                          ----------
                                                 627
                                          ----------
   CHEMICALS -- 1.7%
     B.F. Goodrich                  14,500       654
     Lubrizol                       22,800       656
     Union Carbide                  15,020       685
                                          ----------
                                               1,995
                                          ----------
   COMPUTERS & SERVICES -- 1.5%
     Compaq Computer*               14,000       898
     IBM                             1,000       125
     Microsoft*                      1,400       185
     Seagate Technology*             8,100       453
                                          ----------
                                               1,661
                                          ----------
   CONSUMER PRODUCTS -- 0.5%
     Nine West Group*               11,000       597
                                          ----------
   DRUGS -- 0.6%
     Bristol-Myers Squibb            2,000       193
     Schering Plough                 8,200       504
                                          ----------
                                                 697
                                          ----------
   ELECTRICAL SERVICES -- 5.8%
     Baltimore Gas & Electric       13,000       340
     Consolidated Edison New York   19,100       530
     Duke Power                      8,600       401
     Edison International           23,700       424
     Florida Progress               15,400       524
     IES Industries                 24,200       735
     New England Electric System    17,300       538
     Nipsco Industries              17,300       618
     Northern States Power          10,800       504
     Oklahoma Gas & Electric         9,400       376
     Portland General               17,700       679
     PP&L Resources                 26,400       577
     Southern                       21,100       477
                                             -------
                                               6,723
                                          ----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
31

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS

BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   ENTERTAINMENT -- 0.4%
     King World Productions*        14,000   $   516
                                          ----------
   FINANCIAL SERVICES -- 2.9%
     Alex Brown                     16,400       949
     American Express                1,500        69
     Bear Stearns                   36,435       847
     Beneficial                      9,800       563
     FNMA                            2,500        87
     SLMA                           10,600       791
                                          ----------
                                               3,306
                                          ----------
   FOOD, BEVERAGE & TOBACCO -- 0.7%
     General Mills                   2,500       151
     IBP                            26,400       614
                                          ----------
                                                 765
                                          ----------
   GAS/NATURAL GAS -- 1.9%
     Enova                          15,600       345
     Nicor                          19,500       658
     Washington Gas Light           25,000       550
     Williams                       12,200       622
                                          ----------
                                               2,175
                                          ----------
   INSURANCE -- 2.7%
     AFLAC                          16,000       568
     AMBAC                          17,300       964
     Providian                      18,400       791
     Transamerica                    1,000        70
     Transatlantic Holdings          1,100        75
     Travelers                      14,700       722
                                          ----------
                                               3,190
                                          ----------
   LEASING & RENTING -- 0.1%
     Pitney Bowes                    1,500        79
                                          ----------
   LEISURE -- 0.5%
     Callaway Golf                  16,000       546
                                          ----------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   MACHINERY -- 3.2%
     Caterpillar                    10,200   $   769
     Crane                          13,000       577
     Cummins Engine                 14,000       551
     Deere                          13,800       580
     Parker Hannifin                16,850       708
     Tyco                           14,000       604
                                          ----------
                                               3,789
                                          ----------
   MARINE TRANSPORTATION -- 0.2%
     Carnival, Cl A                  6,000       186
                                          ----------
   MEASURING DEVICES -- 0.5%
     Beckman Instruments            15,000       583
                                          ----------
   MEDICAL PRODUCTS & SERVICES -- 0.6%
     Varian Associates              14,700       706
                                          ----------
   METALS & MINING -- 0.4%
     Vulcan Materials                8,500       510
                                          ----------
   MISCELLANEOUS MANUFACTURING -- 0.6%
     Wolverine Tube*                16,800       722
                                          ----------
   MISCELLANEOUS TRANSPORTATION -- 1.2%
     Fleetwood Enterprises          23,700       729
     Harsco                         11,400       718
                                          ----------
                                               1,447
                                          ----------
   OFFICE FURNITURE & FIXTURES -- 0.4%
     Harris                          7,000       456
                                          ----------
   PETROLEUM & FUEL PRODUCTS -- 0.5%
     Noble Drilling*                36,000       544
                                          ----------
   PETROLEUM REFINING -- 2.1%
     Amoco                          12,600       888
     Exxon                           6,350       529
     Mobil                           1,000       116
     Texaco                         10,260       944
                                          ----------
                                               2,477
                                          ----------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.5%
     Xerox                          10,800    $  579
                                          ----------
   PRINTING & PUBLISHING -- 0.4%
     Media General                  15,300       482
                                          ----------
   PROFESSIONAL SERVICES -- 0.7%
     Servicemaster Limited
      Partnership                   31,650       768
                                          ----------
   RAILROADS -- 0.6%
     Norfolk Southern                7,850       717
                                          ----------
   RETAIL -- 2.8%
     American Stores                17,300       692
     Consolidated Stores*            3,000       120
     Limited                        26,000       497
     Pacific Enterprises            18,600       563
     TJX                            20,200       725
     Waban*                         27,700       634
                                          ----------
                                               3,231
                                          ----------
   RUBBER & PLASTIC -- 2.0%
     Dow Chemical                    6,000       481
     Goodyear Tire & Rubber         11,500       530
     Nike, Cl B                      7,100       863
     Sonoco Products                15,120       416
                                          ----------
                                               2,290
                                          ----------
   STEEL & STEEL WORKS -- 0.7%
     LTV*                           50,000       581
     Nucor                           4,100       208
                                          ----------
                                                 789
                                          ----------
   TELEPHONES & TELECOMMUNICATION -- 2.6%
     Ameritech                       8,200       432
     AT&T                            3,400       178
     Century Telephone Enterprises  25,750       885
     NYNEX                           9,700       422
     Pacific Telesis Group          10,700       360
--------------------------------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCK (CONTINUED)
================================================================================
   TELEPHONES & TELECOMMUNICATION (CONTINUED)
     SBC Communications              6,300   $   303
     Southern New England Telecom   13,200       487
                                          ----------
                                               3,067
                                          ----------
   TRUCKING -- 0.6%
     Werner Enterprises             41,550       665
                                          ----------
   WHOLESALE -- 0.8%
     Johnson & Johnson               4,000       205
     Motorola                        2,000       103
     Philip Morris                   6,700       601
     Wyle                            1,750        56
                                          ----------
                                                 965
                                          ----------
     TOTAL COMMON STOCKS
       (Cost $52,647)                         61,987
                                          ----------
================================================================================
U.S. GOVERNMENT AGENCY OBLIGATION -- 4.0%
================================================================================
     FNMA
       5.875%, 02/02/06             $5,000     4,635
                                          ----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
       (Cost $4,876)                           4,635
                                          ----------
================================================================================
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 21.0%
================================================================================
     FHLMC  CMO
       9.000%, 04/15/20                328       325
     FHLMC  REMIC
       7.150%, 01/15/23              2,000     1,892
     FHLMC
       7.000%, 04/01/00                 10        11
       9.000%, 05/01/06                122       128
       9.000%, 08/01/09                439       455
       6.500%, 11/15/22              1,486     1,388
     FNMA CMO
       7.000%, 01/25/03              2,000     1,966
     FNMA REMIC
       9.150%, 08/25/03                315       319

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
33

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS

BALANCED FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
================================================================================
     FNMA STRIPS
       Zero Coupon, Callable 11/22/96
       @ 100, 11/22/01              $1,500   $ 1,486
     FNMA
       7.000%, 09/01/07              1,416     1,399
     GNMA
       7.500%, 08/15/07                562       568
       6.500%, 07/15/08                641       624
       7.000%, 07/15/08                522       518
       6.500%, 03/15/09                 60        59
       6.500%, 05/15/09              1,598     1,554
      13.500%, 05/15/11                 22        26
      12.500%, 10/15/13                  3         4
      12.000%, 03/15/14                 26        30
      13.500%, 09/15/14                 13        15
       9.000%, 12/15/16                 95       100
      10.000%, 07/15/18                178       195
      10.000%, 03/15/19                109       119
       7.000%, 04/15/24              1,218     1,173
       7.500%, 06/15/25              1,845     1,822
       7.000%, 02/15/26              7,063     6,799
       7.500%, 05/15/26                739       730
       8.000%, 05/15/26                747       755
                                          ----------
     TOTAL U.S. GOVERNMENT MORTGAGE-
       BACKED OBLIGATIONS
       (Cost $25,188)                         24,460
                                          ----------
================================================================================
U.S. TREASURY OBLIGATIONS -- 19.8%
================================================================================
     U.S. Treasury Bond
       7.125%, 02/15/23              1,000     1,007
     U.S. Treasury Notes
       6.750%, 05/31/97                500       504
       6.000%, 08/31/97              3,500     3,505
       9.000%, 05/15/98              2,000     2,090
       9.250%, 08/15/98              2,000     2,109
       6.375%, 01/15/99              1,000     1,005
       7.000%, 04/15/99              3,000     3,054
       6.375%, 07/15/99              1,500     1,505
       8.000%, 08/15/99              2,000     2,088
       8.500%, 02/15/00                500       532
       5.750%, 08/15/03              1,500     1,431
       6.500%, 08/15/05              1,500     1,480
       5.625%, 02/15/06              3,000     2,784
                                          ----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $23,616)                         23,094
                                          ----------
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CASH EQUIVALENT -- 2.1%
================================================================================
     SEI Liquid Asset Trust Treasury
       Portfolio                    $2,428 $   2,428
                                          ----------
     TOTAL CASH EQUIVALENT
       (Cost $2,428)                           2,428
                                          ----------
   TOTAL INVESTMENTS -- 100.2%
     (Cost $108,755)                         116,604
                                          ----------
   OTHER ASSETS AND LIABILITIES,
     NET -- (0.2%)                              (224)
                                          ----------
================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Class A (unlimited
       authorization -- no par value) based on
       10,112,098 outstanding shares of
       beneficial interest                   103,070
     Fund Shares of Class B (unlimited
       authorization -- no par value) based on
       175,479 outstanding shares of
       beneficial interest                     1,841
     Distributions in excess of net investment
       income                                    (13)
     Accumulated net realized gain on
       investments                             3,633
     Net unrealized appreciation on
       investments                             7,849
                                          ----------
   TOTAL NET ASSETS -- 100.0%                $116,380
                                          ----------
                                          ----------
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- CLASS A                     $11.31
                                          ----------
                                          ----------
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A ($11.31 / 96.50%)                $11.72
                                          ----------
                                          ----------
   NET ASSET VALUE AND OFFERING PRICE
     PER SHARE -- CLASS B (1)                 $11.37
                                          ----------
                                          ----------

--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
FHLMC -- FEDEREAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
PLC -- PUBLIC LIMITED COMPANY
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SLMA -- STUDENT LOAN MARKETING ASSOCIATION
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE REDEMPTION CHARGE, SEE THE NOTES TO THE FINANCIAL STATEMENTS.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

VALUE EQUITY FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS -- 94.4%
================================================================================
   AEROSPACE & DEFENSE -- 2.4%
     General Motors, Cl H           10,050    $  580
     Sci Systems*                   21,800     1,226
     Thiokol                        12,100       567
                                            --------
                                               2,373
                                            --------
   AIR TRANSPORTATION -- 0.7%
     AMR*                            8,900       709
                                            --------
   AIRCRAFT -- 1.0%
     Lockheed Martin                10,700       964
                                            --------
   APPAREL/TEXTILES -- 2.1%
     Russell                        27,000       871
     Unifi                          20,000       550
     VF                             10,000       601
                                            --------
                                               2,022
                                            --------
   AUTOMOTIVE -- 3.4%
     Chrysler                       26,800       767
     Ford Motor                     26,000       813
     Lucasvarity PLC*               25,530     1,005
     TRW                             7,750       721
                                            --------
                                               3,306
                                            --------
   BANKS -- 13.6%
     AmSouth Bancorp                21,000       935
     Banc One                       13,840       567
     Bancorp Hawaii                 14,150       552
     BankAmerica                    10,000       821
     Barnett Banks                  26,600       898
     Citicorp                        9,500       861
     Comerica                       10,730       553
     First Bank System              14,400       963
     First Chicago NBD              12,650       572
     First Union                    12,500       834
     J.P. Morgan                     9,500       844
     KeyCorp                        17,000       748
     Mellon Bank                    14,600       865
     National City                  20,800       876
     NationsBank                    10,000       869
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   BANKS (CONTINUED)
     PNC Bank                       23,000    $  768
     Republic New York              10,800       747
                                            --------
                                              13,273
                                            --------
   BUILDING & CONSTRUCTION -- 0.5%
     Jacobs Engineering Group*      22,800       513
                                            --------
   CHEMICALS -- 2.4%
     Dexter                         18,800       562
     Lubrizol                       28,000       805
     Morton International           25,000       994
                                            --------
                                               2,361
                                            --------
   COMPUTERS & SERVICES -- 1.2%
     Compaq Computer*               18,400     1,180
                                            --------
   DRUGS -- 0.8%
     Schering Plough                12,800       787
                                            --------
   ELECTRICAL SERVICES -- 11.2%
     Baltimore Gas & Electric       25,500       666
     Consolidated Edison New York   27,000       749
     Duke Power                     14,900       695
     Edison International           32,500       581
     Enova                          20,100       445
     Florida Progress               26,400       898
     GPU                            21,000       646
     IES Industries                 25,000       759
     New England Electric System    24,300       756
     Nipsco Industries              23,900       854
     Northern States Power          11,900       555
     Oklahoma Gas & Electric        12,600       504
     Portland General               27,200     1,044
     PP&L Resources                 26,000       569
     Southern                       22,500       509
     Southwestern Public Service    22,000       715
                                            --------
                                              10,945
                                            --------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
35

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS

VALUE EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   ENTERTAINMENT -- 0.7%
     King World Productions*        17,500    $  645
                                            --------
   FINANCIAL SERVICES -- 8.8%
     AG Edwards                     30,000       874
     Alex Brown & Sons              13,600       787
     American Express               15,300       708
     Bear Stearns                   34,650       806
     Beneficial                     14,900       857
     Dean Witter Discover           12,900       710
     Equitable of Iowa              14,570       605
     FNMA                           24,400       851
     Salomon Brothers               21,000       958
     SLMA                           12,200       910
     Textron                         6,400       544
                                            --------
                                               8,610
                                            --------
   GAS/NATURAL GAS -- 5.8%
     MCN                            35,000       941
     National Fuel & Gas            25,000       919
     Nicor                          31,000     1,046
     Panenergy                      27,000       938
     Peoples Energy                 26,500       901
     Williams                       17,000       867
                                            --------
                                               5,612
                                            --------
   HOUSEHOLD PRODUCTS -- 0.6%
     Snap-On Tools                  17,460       561
                                            --------
   INSURANCE -- 6.3%
     AMBAC                          14,500       808
     Conseco                        12,150       598
     Pacificare Health
       Systems, Cl B*                6,700       580
     Progressive of Ohio            16,700       956
     Providian                      15,800       679
     Sunamerica                     32,000     1,104
     Transamerica                    8,300       580
     Travelers                      17,250       847
                                            --------
                                               6,152
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   LEASING & RENTING -- 0.6%
     Pitney Bowes                   11,100    $  584
                                            --------
   MACHINERY -- 4.4%
     Caterpillar                     7,100       535
     Crane                          20,000       888
     Cummins Engine                 22,000       866
     Deere                          21,000       882
     Ingersoll Rand                 12,400       589
     Parker Hannifin                12,000       504
                                            --------
                                               4,264
                                            --------
   MEASURING DEVICES -- 1.0%
     Beckman Instruments            25,000       972
                                            --------
   MEDICAL PRODUCTS & SERVICES-- 2.0%
     Novacare*                      60,270       565
     Quorum Health Group*           33,300       824
     Tenet Healthcare*              24,450       544
                                            --------
                                               1,933
                                            --------
   METALS & MINING -- 1.4%
     British Steel PLC, ADR         18,800       573
     Vulcan Materials               13,760       826
                                            --------
                                               1,399
                                            --------
   MISCELLANEOUS MANUFACTURING -- 0.9%
     Wolverine Tube*                20,300       873
                                            --------
   MISCELLANEOUS TRANSPORTATION -- 1.5%
     Fleetwood Enterprises          24,000       738
     Harsco                         11,100       699
                                            --------
                                               1,437
                                            --------
   OFFICE FURNITURE & FIXTURES -- 0.7%
     Harris                         10,600       690
                                            --------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


VALUE EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   PAPER & PAPER PRODUCTS-- 1.7%
     Adolph Coors, Cl B             25,730    $  565
     International Paper            13,400       570
     Mead                            9,400       551
                                            --------
                                               1,686
                                            --------
   PETROLEUM & FUEL PRODUCTS-- 2.1%
     Petroleum Geo Services, ADR*   20,000       545
     Phillips Petroleum             23,000       983
     Western Atlas*                  8,730       543
                                            --------
                                               2,071
                                            --------
   PETROLEUM REFINING -- 3.1%
     Amoco                          10,200       719
     Chevron                         7,500       470
     Exxon                           9,300       774
     Texaco                         11,500     1,058
                                            --------
                                               3,021
                                            --------
   PRINTING & PUBLISHING -- 1.6%
     Media General                  19,200       605
     New York Times, Cl A           27,500       928
                                            --------
                                               1,533
                                            --------
   RAILROADS -- 0.7%
     Norfolk Southern                7,600       694
                                            --------
   RETAIL -- 3.6%
     American Stores                23,900       956
     Brinker International*         35,200       598
     Family Dollar Stores           50,000       869
     Pacific Enterprises            18,340       555
     Ruby Tuesday *                 25,580       486
                                            --------
                                               3,464
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   RUBBER & PLASTIC -- 1.5%
     Dow Chemical                    7,300    $  586
     Goodyear Tire & Rubber         19,000       876
                                            --------
                                               1,462
                                            --------
   SPECIALTY MACHINERY -- 0.6%
     Cooper Industries              13,620       589
                                            --------
   TELEPHONES & TELECOMMUNICATION-- 4.0%
     Ameritech                      10,800       568
     Century Telephone Enterprises  21,900       753
     NYNEX                          12,000       522
     Pacific Telesis Group          14,800       498
     Southern New England Telecom   21,000       774
     Sprint                         20,000       778
                                            --------
                                               3,893
                                            --------
   TRUCKING -- 0.8%
     Werner Enterprises             48,750       780
                                            --------
   WHOLESALE -- 0.7%
     Philip Morris                   7,900       709
                                            --------
     TOTAL COMMON STOCKS
       (Cost $82,435)                         92,067
                                            --------
================================================================================
INVESTMENT COMPANY -- 1.2%
================================================================================
     SEI Equity Index Fund              53     1,184
                                            --------
     TOTAL INVESTMENT COMPANY
       (Cost $1,096)                           1,184
                                            --------

================================================================================
CASH EQUIVALENT -- 2.3%
================================================================================
     SEI Liquid Asset Trust
       Treasury Portfolio           $2,213     2,213
                                            --------
     TOTAL CASH EQUIVALENT
       (Cost $2,213)                           2,213
                                            --------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
37

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS

VALUE EQUITY FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
REPURCHASE AGREEMENT -- 2.3%
================================================================================
     UBS Securities
       5.720%, dated 09/30/96, matures
       10/01/96, repurchase price
       $2,219,000 (collateralized by
       various FNMA obligations, par
       value $2,245,000, 0.000%,
       02/10/97-09/06/00, market
       value: $2,265,000) (1)       $2,219   $ 2,219
                                            --------
     TOTAL REPURCHASE AGREEMENT
       (Cost $2,219)                           2,219
                                            --------
   TOTAL INVESTMENTS -- 100.2%
     (Cost $87,963)                           97,683
                                            --------
   OTHER ASSETS AND LIABILITIES,
      NET -- (0.2%)                             (185)
                                            --------
================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Class A (unlimited
       authorization -- no par value) based on
       7,234,430 outstanding shares of
       beneficial interest                    77,913
     Fund Shares of Class B (unlimited
       authorization -- no par value) based on
       307,577 outstanding shares of beneficial
       interest                                3,618
     Accumulated net realized gain on
       investments                             6,247
     Net unrealized appreciation on
       investments                             9,720
                                            --------
   TOTAL NET ASSETS -- 100.0%                $97,498
                                            --------
                                            --------
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- CLASS A                     $12.93
                                            --------
                                            --------
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A($12.93 / 96.50%)                 $13.40
                                            --------
                                            --------
   NET ASSET VALUE AND OFFERING PRICE
     PER SHARE -- CLASS B (2)                 $12.97
                                            --------
                                            --------

--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
(1) TRI-PARTY REPURCHASE AGREEMENT
(2) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE REDEMPTION CHARGE, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
PLC -- PUBLIC LIMITED COMPANY

GROWTH EQUITY FUND

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------
================================================================================
COMMON STOCKS -- 96.0%
================================================================================
   AIR TRANSPORTATION -- 0.7%
     UAL*                            2,900    $  136
                                            --------
   APPAREL/TEXTILES -- 2.6%
     Jones Apparel Group *           4,000       255
     Tommy Hilfiger*                 3,900       231
                                            --------
                                                 486
                                            --------
   AUTOMOTIVE -- 0.7%
     Harley-Davidson                 3,200       138
                                            --------
   BEAUTY PRODUCTS -- 2.4%
     Avon Products                   9,000       447
                                            --------
   BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.0%
     HBO                             3,000       200
     Omnicom Group                   3,700       173
                                            --------
                                                 373
                                            --------
   CHEMICALS -- 3.2%
     Monsanto                        6,000       219
     PPG Industries                  3,300       179
     Rhone-Poulenc Rorer             2,550       188
                                            --------
                                                 586
                                            --------
   COMMUNICATIONS EQUIPMENT-- 3.9%
     ADC Telecommunications*         2,650       170
     Andrew*                         3,800       190
     GTE                             4,000       154
     Tellabs*                        2,900       205
                                            --------
                                                 719
                                            --------
   COMPUTERS & SERVICES -- 2.8%
     Compaq Computer*                3,200       205
     Diebold                         1,750       102
     Gateway 2000*                   4,500       215
                                            --------
                                                 522
                                            --------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


GROWTH EQUITY FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   CONSUMER PRODUCTS -- 1.4%
     Nine West Group*                4,700    $  255
                                            --------
   DRUGS -- 9.7%
     American Home Products          3,400       217
     Amgen*                          2,800       177
     Bristol-Myers Squibb            2,200       212
     Eli Lilly                       3,750       242
     Glaxo PLC, ADR                  6,200       193
     Merck                           2,500       176
     Pfizer                          3,200       253
     Pharmacia Upjohn, ADR           3,800       157
     Schering Plough                 2,700       166
                                            --------
                                               1,793
                                            --------
   ENVIRONMENTAL SERVICES -- 1.0%
     Republic Industries *           6,300       183
                                            --------
   FINANCIAL SERVICES -- 3.2%
     Charles Schwab                  6,300       146
     Franklin Resources              4,500       299
     SLMA                            1,900       142
                                            --------
                                                 587
                                            --------
   FOOD, BEVERAGE & TOBACCO -- 3.9%
     Anheuser Busch                  2,600        98
     Campbell Soup                   2,800       218
     Ralston Purina Group            3,200       219
     Sara Lee                        5,400       193
                                            --------
                                                 728
                                            --------
   HOTELS & LODGING -- 2.5%
     HFS*                            2,800       187
     Marriott International          5,000       276
                                            --------
                                                 463
                                            --------
   HOUSEHOLD PRODUCTS -- 4.9%
     Clorox                          2,700       259
     General Electric                3,100       282
     Illinois Tool Works             2,100       151
     Procter & Gamble                2,200       214
                                            --------
                                                 906
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   INSURANCE -- 1.8%
     Equifax                         6,800    $  179
     Marsh & McLennan                1,600       155
                                            --------
                                                 334
                                            --------
   LEASING & RENTING -- 1.1%
     Pitney Bowes                    3,700       195
                                            --------
   LEISURE -- 1.4%
     Callaway Golf                   7,500       256
                                            --------
   MACHINERY -- 1.6%
     Duriron                         7,800       207
     Tyco Laboratories               2,150        93
                                            --------
                                                 300
                                            --------
   MARINE TRANSPORTATION -- 0.8%
     Carnival, Cl A                  5,000       155
                                            --------
   MEASURING DEVICES -- 1.2%
     Thermo Electron*                5,700       231
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 4.4%
     Becton Dickinson                4,800       212
     Dentsply International*         4,200       187
     Guidant                         3,850       213
     Medtronic                       3,200       205
                                            --------
                                                 817
                                            --------
   MISCELLANEOUS BUSINESS SERVICES -- 7.4%
     BMC Software*                   2,800       223
     Cisco Systems*                  4,400       273
     Computer Associates International 3,900     233
     Newbridge Networks*             2,500       159
     Parametric Technology*          5,100       252
     Sun Microsystems*               3,600       224
                                            --------
                                               1,364
                                            --------
   MISCELLANEOUS MANUFACTURING -- 2.4%
     Belden                          9,000       261
     Blyth Industries*               3,700       179
                                            --------
                                                 440
                                            --------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
39

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS

GROWTH EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   PAPER & PAPER PRODUCTS -- 0.9%
     Caraustar Industries            5,700    $  169
                                            --------
   PETROLEUM & FUEL PRODUCTS -- 2.2%
     Noble Affiliates                5,000       211
     Transocean Offshore             3,300       202
                                            --------
                                                 413
                                            --------
   PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.4%
     Xerox                           1,550        83
                                            --------
   PRINTING & PUBLISHING -- 2.4%
     Meredith                        5,050       249
     Tribune                         2,500       195
                                            --------
                                                 444
                                            --------
   PROFESSIONAL SERVICES -- 0.9%
     Servicemaster Limited Partnership 6,750     164
                                            --------
   RETAIL -- 5.2%
     Albertson's                     5,200       219
     Gap                             8,800       254
     Staples*                        8,400       186
     TJX                             5,000       179
     Wal-Mart                        5,000       132
                                            --------
                                                 970
                                            --------
   RUBBER & PLASTIC -- 1.2%
     Nike, Cl B                      1,750       213
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS-- 2.4%
     American Power Conversion*      6,600        97
     Amphenal Class*                 8,000       183
     Intel                           1,750       167
                                            --------
                                                 447
                                            --------
   TELEPHONES & TELECOMMUNICATION -- 7.9%
     Airtouch Communications*        6,000       166
     Ameritech                       2,900       153
--------------------------------------------------------------------------------
DESCRIPTION               SHARES/PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (CONTINUED)
================================================================================
   TELEPHONES & TELECOMMUNICATION (CONTINUED)
     AT&T                            3,660    $  191
     Bell Atlantic                   3,000       180
     BellSouth                       5,300       196
     Cincinnati Bell                 3,100       164
     LCI International*              9,000       283
     Worldcom*                       6,300       135
                                            --------
                                               1,468
                                            --------
   WHOLESALE -- 5.5%
     Cardinal Health                 2,700       223
     Gillette                        4,300       310
     Johnson & Johnson               5,000       256
     Philip Morris                   2,600       233
                                            --------
                                               1,022
                                            --------
     TOTAL COMMON STOCKS
       (Cost $16,180)                         17,807
                                            --------
================================================================================
CASH EQUIVALENTS -- 3.9%
================================================================================
     SEI Liquid Asset Trust Government
       Portfolio                      $367       367
     SEI Liquid Asset Trust Treasury
       Portfolio                       367       367
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $734)                               734
                                            --------
   TOTAL INVESTMENTS -- 99.9%
     (Cost $16,914)                           18,541
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.1%      11
                                            --------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996


GROWTH EQUITY FUND (CONCLUDED)
--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Class A (unlimited
       authorization -- no par value) based on
       1,521,164 outstanding shares of
       beneficial interest                       $16,853
     Fund Shares of Class B (unlimited
       authorization -- no par value) based on
       12,626 outstanding shares of beneficial
       interest                                      145
     Accumulated net realized loss on investments    (73)
     Net unrealized appreciation on investments    1,627
                                                --------
   TOTAL NET ASSETS-- 100.0%                     $18,552
                                                --------
                                                --------
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- CLASS A                         $12.10
                                                --------
                                                --------
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A ($12.10 / 96.50%)                   $12.54
                                                --------
                                                --------
   NET ASSET VALUE AND OFFERING PRICE
     PER SHARE -- CLASS B (1)                     $12.07
                                                --------
                                                --------

--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE REDEMPTION CHARGE, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
PLC -- PUBLIC LIMITED COMPANY
SLMA -- STUDENT LOAN MARKETING ASSOCIATION
The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
41

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------


                                                                    TREASURY                                            LOUISIANA
                                               INSTITUTIONAL       SECURITIES        TAX EXEMPT       GOVERNMENT         TAX-FREE
                                               MONEY MARKET       MONEY MARKET      MONEY MARKET      SECURITIES          INCOME
                                                   FUND               FUND              FUND             FUND              FUND
                                               --------------     --------------    ------------      ------------      ----------
                                                  10/1/95            10/1/95           6/7/96           10/1/95           10/1/95
                                                TO 9/30/96         TO 9/30/96        TO 9/30/96       TO 9/30/96        TO 9/30/96
                                               --------------     --------------    ------------      ------------      ----------
INVESTMENT INCOME:
   Interest income                                $1,583            $51,447            $574              $9,611             $898
   Dividend income                                    --                 --              --                  --               --
                                                --------           --------          ------            --------            ------
     TOTAL INVESTMENT INCOME                       1,583             51,447             574               9,611              898
                                                --------           --------          ------            --------            ------

EXPENSES:
   Administration fees                                29              1,621              24                 262               30
   Waiver of administration fees                      --                (53)             (4)                (23)              (3)
   Investment advisory fees                           44              2,842              72                 846               62
   Waiver of investment
     advisory fees                                   (26)              (251)            (31)               (122)             (15)
   Custodian                                           4                142               2                  23                3
   Transfer agent fees                                14                 70               5                  36               30
   Distribution fees(1)                               --                896              40                   3                5
   Distribution fee waiver(1)                         --               (188)            (40)                 --               --
   Professional fees                                   4                120               4                  16                3
   Registration fees                                  (1)               116              29                  17                4
   Trustee fees                                        1                 18              --                   3               --
   Printing expense                                    2                 53               1                   9                1
   Amortization of deferred organization costs         1                 17               1                   4               --
   Insurance and other fees                            1                 42               2                   7                1
                                                --------           --------          ------            --------            ------
     TOTAL EXPENSES                                   73              5,445             105               1,081              121
                                                --------           --------          ------            --------            ------
NET INVESTMENT INCOME                              1,510             46,002             469               8,530              777
                                                --------           --------          ------            --------            ------
NET REALIZED GAIN (LOSS) ON SECURITIES SOLD           --                  8              --                 169              (20)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENT SECURITIES                           --                 --              --             (3,474)              (37)
                                                --------           --------          ------            --------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                     --                  8              --             (3,305)              (57)
                                                --------           --------          ------            --------            ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $1,510            $46,010            $469             $5,225              $720
                                                --------           --------          ------            --------            ------
                                                --------           --------          ------            --------            ------

                                                                       VALUE           GROWTH
                                                     BALANCED         EQUITY           EQUITY
                                                       FUND            FUND             FUND
                                                    ----------      ----------       ----------
                                                      10/1/95         10/1/95          3/1/96
                                                    TO 9/30/96      TO 9/30/96       TO 9/30/96
                                                    ----------      ----------       ----------
INVESTMENT INCOME:
   Interest income                                    $3,105          $  213           $   57
   Dividend income                                     1,605           2,201              112
                                                    --------        --------         --------
     TOTAL INVESTMENT INCOME                           4,710           2,414              169
                                                    --------        --------         --------

EXPENSES:
   Administration fees                                   181             132               15
   Waiver of administration fees                         (16)             (2)              (2)
   Investment advisory fees                              788             576               72
   Waiver of investment
     advisory fees                                      (110)            (36)              (9)
   Custodian                                              16              12                1
   Transfer agent fees                                    41              39               12
   Distribution fees(1)                                   12              20               --
   Distribution fee waiver(1)                             --              --               --
   Professional fees                                      12              10                1
   Registration fees                                      16              18                6
   Trustee fees                                            2               1               --
   Printing expense                                        6               4                1
   Amortization of deferred organization costs             3               1                1
   Insurance and other fees                                5               3               --
                                                    --------        --------         --------
     TOTAL EXPENSES                                      956             778               98
                                                    --------        --------         --------
NET INVESTMENT INCOME                                  3,754           1,636               71
                                                    --------        --------         --------
NET REALIZED GAIN (LOSS) ON SECURITIES SOLD            4,170           6,632              (73)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENT SECURITIES                            1,350           1,141            1,627
                                                    --------        --------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      5,520           7,773            1,554
                                                    --------        --------         --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONs      $9,274          $9,409           $1,625
                                                    --------        --------         --------
                                                    --------        --------         --------

(1) ALL DISTRIBUTION FEES AND WAIVERS ARE INCURRED AT THE RETAIL CLASS LEVEL FOR TREASURY SECURITIES MONEY MARKET FUND AND THE CLASS B LEVEL FOR NON-DOLLAR FUNDS.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
42 & 43

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996

STATEMENT OF CHANGES IN NET ASSETS (000)

                                         INSTITUTIONAL        TREASURY SECURITIES     TAX EXEMPT            GOVERNMENT
                                       MONEY MARKET FUND       MONEY MARKET FUND   MONEY MARKET FUND      SECURITIES FUND
                                    ----------------------  ---------------------- -----------------  ----------------------
                                      10/1/95     8/10/95     10/1/95     10/1/94       6/7/96          10/1/95     10/1/94
                                    TO 9/30/96  TO 9/30/95  TO 9/30/96  TO 9/30/95    TO 9/30/96      TO 9/30/96  TO 9/30/95
                                    ----------  ----------  ----------  ----------    ----------      ----------  ----------
INVESTMENT ACTIVITIES:
   Net investment income             $ 1,510     $   220   $   46,002   $  33,602      $     469        $ 8,530     $ 5,950
   Net realized gain (loss) on
     securities sold                      --          --            8          14             --            169        (381)
   Net unrealized appreciation
     (depreciation) of
     investment securities                --          --           --          --             --         (3,474)      5,498
                                     -------     -------   ----------   ---------      ---------        -------     -------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS       1,510         220       46,010      33,616            469          5,225      11,067
                                     -------     -------   ----------   ---------      ---------        -------     -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Income distribution
     Class A (1)                      (1,510)       (220)     (29,276)    (24,123)          (469)        (8,516)     (5,952)
   Income distribution
     Class B (2)                          --          --      (16,726)     (9,479)            --            (18)         (9)
   Capital gain distribution
     Class A (1)                          --          --           --          --             --             --          --
   Capital gain distribution
     Class B (2)                          --          --           --          --             --             --          --
                                     -------     -------   ----------   ---------      ---------        -------     -------
     TOTAL DISTRIBUTIONS              (1,510)       (220)     (46,002)    (33,602)          (469)        (8,534)     (5,961)
                                     -------     -------   ----------   ---------      ---------        -------     -------
SHARE TRANSACTIONS:
   Class A (1):
     Shares issued                   102,959      44,431    1,168,501   1,213,421        106,346         94,996      49,864
     Shares issued in lieu of
       cash distribution                  --          --          184           6            222          4,408       3,352
     Shares redeemed                (106,269)    (13,117)  (1,052,141) (1,095,946)       (40,354)       (60,190)    (31,472)
                                     -------     -------   ----------   ---------      ---------        -------     -------
     TOTAL CLASS A SHARE
       TRANSACTIONS                   (3,310)     31,314      116,544     117,481         66,214         39,214      21,744
                                     -------     -------   ----------   ---------      ---------        -------     -------
   Class B (2):
     Shares issued                        --          --      877,916     543,926             --            310         188
     Shares issued in lieu of
       cash distribution                  --          --        9,617       7,587             --             17           8
     Shares redeemed                      --          --     (759,215)   (355,617)            --            (40)       (107)
                                     -------     -------   ----------   ---------      ---------        -------     -------
     TOTAL CLASS B SHARE
       TRANSACTIONS                       --          --      128,318     195,896             --            287          89
                                     -------     -------   ----------   ---------      ---------        -------     -------
INCREASE (DECREASE) IN NET ASSETS
  FROM SHAREHOLDER TRANSACTIONS       (3,310)     31,314      244,862     313,377         66,214         39,501      21,833
                                     -------     -------   ----------   ---------      ---------        -------     -------
     TOTAL INCREASE (DECREASE) IN
       NET ASSETS                     (3,310)     31,314      244,870     313,391         66,214         36,192      26,939
                                     -------     -------   ----------   ---------      ---------        -------     -------
NET ASSETS:
   Beginning of period                31,314          --      804,017     490,626             --        124,648      97,709
                                     -------     -------   ----------   ---------      ---------        -------     -------
   End of period                     $28,004     $31,314   $1,048,887  $  804,017       $ 66,214       $160,840    $124,648
                                     -------     -------   ----------   ---------      ---------        -------     -------
                                     -------     -------   ----------   ---------      ---------        -------     -------
SHARES ISSUED AND REDEEMED:
   Class A (1):
     Issued                          102,959      44,431    1,168,501   1,213,421        106,346          9,606       5,196
     Issued in lieu of cash
       distribution                       --          --          184           6            222            451         350
     Redeemed                       (106,269)    (13,117)  (1,052,141) (1,095,946)       (40,354)        (6,148)     (3,303)
                                     -------     -------   ----------   ---------      ---------        -------     -------
     TOTAL CLASS A SHARE
       TRANSACTIONS                   (3,310)     31,314      116,544     117,481         66,214          3,909       2,243
                                     -------     -------   ----------   ---------      ---------        -------     -------
   Class B (2):
     Issued                               --          --      877,916     543,926             --             31          19
     Issued in lieu of cash
       distribution                       --          --        9,617       7,587             --              2           1
     Redeemed                             --          --     (759,215)   (355,617)            --             (4)        (11)
                                     -------     -------   ----------   ---------      ---------        -------     -------
     TOTAL CLASS B SHARE
       TRANSACTIONS                       --          --      128,318     195,896             --             29           9
                                     -------     -------   ----------   ---------      ---------        -------     -------
NET INCREASE (DECREASE) IN
  SHARE TRANSACTIONS                  (3,310)     31,314      244,862     313,377         66,214          3,938       2,252
                                     -------     -------   ----------   ---------      ---------        -------     -------
                                     -------     -------   ----------   ---------      ---------        -------     -------

                                     LOUISIANA TAX-FREE                                      VALUE            GROWTH EQUITY
                                         INCOME FUND             BALANCED FUND            EQUITY FUND             FUND
                                   ----------------------   ----------------------  -----------------------   -------------
                                     10/1/95     10/1/94      10/1/95     10/1/94     10/1/95      10/1/94        3/1/96
                                   TO 9/30/96  TO 9/30/95   TO 9/30/96  TO 9/30/95  TO 9/30/96   TO 9/30/95     TO 9/30/96
                                   ----------  ----------   ----------  ----------  ----------   ----------     ----------
INVESTMENT ACTIVITIES:
   Net investment income              $  777      $   427      $ 3,754    $  2,857   $   1,636    $  1,186       $     71
   Net realized gain (loss) on
     securities sold                     (20)          (2)       4,170       1,310       6,632       1,816            (73)
   Net unrealized appreciation
     (depreciation) of
     investment securities               (37)         410        1,350       8,750       1,141       8,754          1,627
                                      ------      -------      -------    --------   ---------    --------       --------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS         720          835        9,274      12,917       9,409      11,756          1,625
                                      ------      -------      -------    --------   ---------    --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Income distribution
     Class A (1)                        (752)        (408)      (3,722)     (2,834)     (1,595)     (1,173)           (71)
   Income distribution
     Class B (2)                         (25)         (20)         (45)        (28)        (40)        (12)            --
   Capital gain distribution
     Class A (1)                          --           --       (1,259)         --        (987)         --             --
   Capital gain distribution
     Class B (2)                          --           --          (17)         --         (26)         --             --
                                      ------      -------      -------    --------   ---------    --------       --------
     TOTAL DISTRIBUTIONS                (777)        (428)      (5,043)     (2,862)     (2,648)     (1,185)           (71)
                                      ------      -------      -------    --------   ---------    --------       --------
SHARE TRANSACTIONS:
   Class A (1):
     Shares issued                    15,116        6,559       55,812      15,154      42,018      24,265         29,369
     Shares issued in lieu of
       cash distribution                 295           92        4,680       2,718       1,256         638             62
     Shares redeemed                  (6,126)      (2,306)     (37,358)    (12,108)    (15,165)    (18,386)       (12,578)
                                      ------      -------      -------    --------   ---------    --------       --------
     TOTAL CLASS A SHARE
       TRANSACTIONS                    9,285        4,345       23,134       5,764      28,109       6,517         16,853
                                      ------      -------      -------    --------   ---------    --------       --------
   Class B (2):
     Shares issued                       183          128          926         165       2,725         778            145
     Shares issued in lieu of
       cash distribution                  18           15           58          28          60          12             --
     Shares redeemed                     (37)        (195)        (182)        (46)       (299)        (47)            --
                                      ------      -------      -------    --------   ---------    --------       --------
     TOTAL CLASS B SHARE
       TRANSACTIONS                      164          (52)         802         147       2,486         743            145
                                      ------      -------      -------    --------   ---------    --------       --------
INCREASE (DECREASE) IN NET ASSETS
  FROM SHAREHOLDER TRANSACTIONS        9,449        4,293       23,936       5,911      30,595       7,260         16,998
                                      ------      -------      -------    --------   ---------    --------       --------
     TOTAL INCREASE (DECREASE) IN
       NET ASSETS                      9,392        4,700       28,167      15,966      37,356      17,831         18,552
                                      ------      -------      -------    --------   ---------    --------       --------
NET ASSETS:
   Beginning of period                12,272        7,572       88,213      72,247      60,142      42,311             --
                                      ------      -------      -------    --------   ---------    --------       --------
   End of period                     $21,664      $12,272     $116,380    $ 88,213    $ 97,498    $ 60,142       $ 18,552
                                      ------      -------      -------    --------   ---------    --------       --------
                                      ------      -------      -------    --------   ---------    --------       --------
SHARES ISSUED AND REDEEMED:
   Class A (1):
     Issued                            1,540          683        5,030       1,532       3,370       2,398          2,638
     Issued in lieu of cash
       distribution                       30           10          420         268         101          61              5
     Redeemed                           (627)        (240)      (3,351)     (1,232)     (1,219)     (1,820)        (1,122)
                                      ------      -------      -------    --------   ---------    --------       --------
     TOTAL CLASS A SHARE
       TRANSACTIONS                      943          453        2,099         568       2,252         639          1,521
                                      ------      -------      -------    --------   ---------    --------       --------
   Class B (2):
     Issued                               18           14           83          15         218          72             13
     Issued in lieu of cash
       distribution                        2            2            5           3           5           1             --
     Redeemed                             (4)         (21)         (16)         (4)        (24)         (5)            --
                                      ------      -------      -------    --------   ---------    --------       --------
     TOTAL CLASS B SHARE
       TRANSACTIONS                       16           (5)          72          14         199          68             13
                                      ------      -------      -------    --------   ---------    --------       --------
NET INCREASE (DECREASE) IN
  SHARE TRANSACTIONS                     959          448        2,171         582       2,451         707          1,534
                                      ------      -------      -------    --------   ---------    --------       --------
                                      ------      -------      -------    --------   ---------    --------       --------

(1) TRUST CLASS FOR TREASURY SECURITIES MONEY MARKET FUND.
(2) RETAIL CLASS FOR TREASURY SECURITIES MONEY MARKET FUND.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
44 & 45

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30,


                    NET ASSET                     REALIZED      DISTRIBUTIONS
                      VALUE           NET      AND UNREALIZED     FROM NET      NET ASSET               NET ASSETS
                    BEGINNING     INVESTMENT  GAINS OR (LOSSES)  INVESTMENT       VALUE       TOTAL       END OF
                    OF PERIOD       INCOME     ON INVESTMENTS      INCOME     END OF PERIOD  RETURN+   PERIOD (000)
---------------------------------------------------------------------------------------------------------------------

Institutional Money Market Fund
---------------------------------------------------------------------------------------------------------------------

   1996              $1.00           0.05            --            (0.05)         $1.00       5.33%      $28,004
   1995(4)            1.00           0.01            --            (0.01)          1.00       5.55*       31,314
---------------------------------------------------------------------------------------------------------------------

Treasury Securities Money Market Fund
---------------------------------------------------------------------------------------------------------------------
   TRUST CLASS
   1996               $1.00          0.05            --            (0.05)         $1.00       5.06%     $637,819
   1995                1.00          0.05            --            (0.05)          1.00       5.33       521,270
   1994                1.00          0.03            --            (0.03)          1.00       3.22       403,778
   RETAIL CLASS
   1996               $1.00          0.05            --            (0.05)         $1.00       4.86%     $411,068
   1995                1.00          0.05            --            (0.05)          1.00       5.16       282,747
   1994(1)             1.00          0.03            --            (0.03)          1.00       3.15*       86,848
---------------------------------------------------------------------------------------------------------------------

Tax Exempt Money Market Fund
---------------------------------------------------------------------------------------------------------------------

   1996(5)            $1.00          0.01            --            (0.01)         $1.00       2.83%*     $66,214
---------------------------------------------------------------------------------------------------------------------

Government Securities Fund
---------------------------------------------------------------------------------------------------------------------
   CLASS A
   1996               $ 9.87         0.55          (0.16)          (0.55)         $9.71       4.10%     $160,317
   1995                 9.41         0.54           0.46           (0.54)          9.87      10.84       124,404
   1994                10.00         0.43          (0.59)          (0.43)          9.41      (1.66)       97,562
   CLASS B
   1996               $ 9.92         0.46          (0.15)          (0.47)         $9.76       3.23%       $  523
   1995                 9.46         0.46           0.47           (0.47)          9.92      10.10           244
   1994(2)             10.04         0.31          (0.58)          (0.31)          9.46      (2.84)*         147
---------------------------------------------------------------------------------------------------------------------

                                                    RATIO OF       RATIO OF NET
                                  RATIO OF NET     EXPENSES TO      INVESTMENT
                      RATIO OF     INVESTMENT     AVERAGE NET        INCOME TO
                    EXPENSES TO   INCOME TO         ASSETS          AVERAGE         PORTFOLIO
                      AVERAGE       AVERAGE       (EXCLUDING       NET ASSETS       TURNOVER
                    NET ASSETS    NET ASSETS       WAIVERS)    (EXCLUDING WAIVERS)    RATE
-----------------------------------------------------------------------------------------------

Institutional Money Market Fund
-----------------------------------------------------------------------------------------------

   1996               0.25%         5.19%            0.34%            5.10%            --
   1995(4)            0.25*         5.56*            0.60*            5.21*            --
-----------------------------------------------------------------------------------------------

Treasury Securities Money Market Fund
-----------------------------------------------------------------------------------------------
   TRUST CLASS
   1996               0.50%         4.92%            0.53%            4.89%            --
   1995               0.50          5.23             0.57             5.16             --
   1994               0.50          3.15             0.60             3.05             --
   RETAIL CLASS
   1996               0.70%         4.72%            0.78%            4.64%            --
   1995               0.68          5.12             0.82             4.98             --
   1994(1)            0.59*         3.27*            0.83*            3.03*            ---
-----------------------------------------------------------------------------------------------

Tax Exempt Money Market Fund
-----------------------------------------------------------------------------------------------

   1996(5)            0.65%*        2.92%*           1.12%*           2.45%*           --
-----------------------------------------------------------------------------------------------

Government Securities Fund
-----------------------------------------------------------------------------------------------
   CLASS A
   1996               0.70%         5.53%            0.79%            5.44%         22.80%
   1995               0.70          5.63             0.84             5.49          18.33
   1994               0.70          4.43             0.90             4.23          37.80
   CLASS B
   1996               1.45%         4.81%            1.54%            4.72%         22.80%
   1995               1.45          4.86             1.59             4.72          18.33
   1994(2)            1.45*         3.88*            1.69*            3.64*         37.80
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

46&47

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30,

               NET ASSET                 REALIZED     DISTRIBUTIONS  DISTRIBUTIONS
                 VALUE        NET     AND UNREALIZED    FROM NET         FROM         NET ASSET                    NET ASSETS
               BEGINNING  INVESTMENT GAINS OR (LOSSES) INVESTMENT       CAPITAL          VALUE          TOTAL        END OF
               OF PERIOD    INCOME    ON INVESTMENTS     INCOME          GAINS       END OF PERIOD     RETURN+    PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------

Louisiana Tax-Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1996         $ 9.79       0.42           --           (0.42)            --            $9.79           4.48%       $ 20,937
   1995           9.38       0.42          0.41          (0.42)            --             9.79           9.01          11,705
   1994          10.00       0.36         (0.62)         (0.36)            --             9.38          (2.68)          6,971
   CLASS B
   1996         $ 9.79       0.35           --           (0.35)            --            $9.79           3.60%         $  727
   1995           9.39       0.35          0.40          (0.35)            --             9.79           8.21             567
   1994 (3)       9.87       0.27         (0.48)         (0.27)            --             9.39          (2.58)*           601
------------------------------------------------------------------------------------------------------------------------------

Balanced Fund
------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1996         $10.87       0.38          0.59          (0.38)          (0.15)         $11.31           9.11%       $114,384
   1995           9.59       0.37          1.28          (0.37)            --            10.87          17.58          87,076
   1994          10.00       0.31         (0.41)         (0.31)            --             9.59          (1.02)         71,379
   CLASS B
   1996         $10.93       0.30          0.59          (0.30)          (0.15)         $11.37           8.30%        $ 1,996
   1995           9.64       0.30          1.29          (0.30)            --            10.93          16.75           1,137
   1994 (2)      10.03       0.18         (0.39)         (0.18)            --             9.64          (2.24)*           868
------------------------------------------------------------------------------------------------------------------------------

Value Equity Fund
------------------------------------------------------------------------------------------------------------------------------
   CLASS A
   1996         $11.81       0.25          1.30          (0.25)          (0.18)         $12.93          13.38%       $ 93,508
   1995           9.65       0.24          2.16          (0.24)            --            11.81          25.13          58,854
   1994          10.00       0.18         (0.35)         (0.18)            --             9.65          (1.64)         41,922
   CLASS B
   1996         $11.86       0.17          1.29          (0.17)          (0.18)         $12.97          12.49%        $ 3,990
   1995           9.70       0.15          2.17          (0.16)            --            11.86          24.17           1,288
   1994 (2)       9.95       0.08         (0.25)         (0.08)            --             9.70          (1.82)*           389
------------------------------------------------------------------------------------------------------------------------------

                                                          RATIO OF      RATIO OF NET
                                      RATIO OF NET       EXPENSES TO     INVESTMENT
                      RATIO OF         INVESTMENT       AVERAGE NET       INCOME TO
                     EXPENSES TO        INCOME TO          ASSETS         AVERAGE          PORTFOLIO     AVERAGE
                       AVERAGE           AVERAGE         (EXCLUDING      NET ASSETS        TURNOVER    COMMISSION
                     NET ASSETS        NET ASSETS         WAIVERS)   (EXCLUDING WAIVERS)     RATE        RATE**
-----------------------------------------------------------------------------------------------------------------

Louisiana Tax-Free Income Fund
-----------------------------------------------------------------------------------------------------------------
   CLASS A
   1996                 0.65%             4.38%             0.75%            4.28%           8.26%          n/a
   1995                 0.65              4.51              0.95             4.21            2.31           n/a
   1994                 0.65              4.10              1.72             3.03           30.31           n/a
   CLASS B
   1996                 1.40%             3.62%             1.50%            3.52%           8.26%          n/a
   1995                 1.40              3.77              1.70             3.47            2.31           n/a
   1994 (3)             1.40*             3.35*             2.47*            2.28*          30.31           n/a
-----------------------------------------------------------------------------------------------------------------

Balanced Fund
-----------------------------------------------------------------------------------------------------------------
   CLASS A
   1996                 0.89%             3.53%             1.01%            3.41%          57.22%       $.0794
   1995                 0.85              3.70              1.04             3.51           55.06           n/a
   1994                 0.85              3.18              1.14             2.89           64.09           n/a
   CLASS B
   1996                 1.64%             2.80%             1.76%            2.68%          57.22%       $.0794
   1995                 1.60              2.95              1.79             2.76           55.06           n/a
   1994 (2)             1.60*             2.55*             1.94*            2.21*          64.09           n/a
-----------------------------------------------------------------------------------------------------------------

Value Equity Fund
-----------------------------------------------------------------------------------------------------------------
   CLASS A
   1996                 0.97%             2.12%             1.02%            2.07%          95.93%       $.0795
   1995                 0.90              2.40              1.07             2.23           97.88           n/a
   1994                 0.90              1.95              1.17             1.68          161.42           n/a
   CLASS B
   1996                 1.73%             1.37%             1.77%            1.33%          95.93%       $.0795
   1995                 1.65              1.62              1.82             1.45           97.88           n/a
   1994 (2)             1.65*             1.30*             1.93*            1.02*         161.42           n/a
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

48 & 49

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30,

              NET ASSET                 REALIZED      DISTRIBUTIONS                                        RATIO OF
                VALUE        NET     AND UNREALIZED     FROM NET    NET ASSET              NET ASSETS    EXPENSES TO
              BEGINNING  INVESTMENT GAINS OR (LOSSES)  INVESTMENT     VALUE       TOTAL       END OF       AVERAGE
              OF PERIOD    INCOME    ON INVESTMENTS      INCOME    END OF PERIOD  RETURN+   PERIOD (000)  NET ASSETS
--------------------------------------------------------------------------------------------------------------------

Growth Equity Fund
--------------------------------------------------------------------------------------------------------------------
   CLASS A
   1996 (6)    $11.00       0.05          1.10          (0.05)        $12.10     10.46%      $18,400        1.00%*
   CLASS B
   1996 (7)    $11.14       0.01          0.93          (0.01)        $12.07      8.48%      $   152        1.75%*
--------------------------------------------------------------------------------------------------------------------

                                 RATIO OF      RATIO OF NET
              RATIO OF NET       EXPENSES TO     INVESTMENT
               INVESTMENT       AVERAGE NET       INCOME TO
               INCOME TO          ASSETS         AVERAGE          PORTFOLIO    AVERAGE
                AVERAGE         (EXCLUDING      NET ASSETS        TURNOVER   COMMISSION
               NET ASSETS         WAIVERS)   (EXCLUDING WAIVERS)    RATE        RATE**
---------------------------------------------------------------------------------------

Growth Equity Fund
---------------------------------------------------------------------------------------
   CLASS A
   1996 (6)       0.73%*           1.12%*         0.61%*           91.09%      $.0797
   CLASS B
   1996 (7)      (0.02)%*          1.87%*        (0.14)%*          91.09%      $.0797
---------------------------------------------------------------------------------------

 + TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS B AND RETAIL CLASS SHARES.
 * ANNUALIZED.
** AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS
   ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(1) COMMENCED OPERATIONS ON OCTOBER 19, 1993.
(2) COMMENCED OPERATIONS ON OCTOBER 22, 1993.
(3) COMMENCED OPERATIONS ON NOVEMBER 22, 1993.
(4) COMMENCED OPERATIONS ON AUGUST 10, 1995.
(5) COMMENCED OPERATIONS ON JUNE 7, 1996.
(6) COMMENCED OPERATIONS ON MARCH 1, 1996.
(7) COMMENCED OPERATIONS ON APRIL 19, 1996.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

50 & 51

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
The Marquis Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company with eight series funds: Institutional Money Market Fund, Treasury Securities Money Market Fund, Tax Exempt Money Market Fund (the "Money Market Funds"), Government Securities Fund, Louisiana Tax-Free Income Fund, Balanced Fund (formerly the "Growth and Income Fund"), Value Equity Fund, and Growth Equity Fund (the "Non-Dollar Funds"). Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer the following classes of shares: Trust, Retail, and the Cash Sweep Class in the Treasury Securities Money Market Fund, and Class A and Class B in the Non-Dollar Funds. The Cash Sweep Class of the Treasury Securities Money Market Fund had not commenced operations as of September 30, 1996.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds.

SECURITIES VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Restricted and illiquid securities for which quotations are not readily available are valued at fair value using methods determined in good faith as approved by the Board of Trustees.

FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Non-Dollar Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER -- Distributions from net investment income are declared and paid quarterly for the Balanced Fund, Value Equity Fund and Growth Equity Fund. Distributions from net investment income are declared daily and paid monthly for the Institutional Money Market Fund, Treasury Securities Money Market Fund, and Tax Exempt Money Market Fund. Distributions from net investment income are declared and paid monthly for the Government Securities Fund and Louisiana Tax-Free Income Fund. Any net realized capital gains are declared and distributed to shareholders at least annually.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY, ADMINISTRATIVE,
   AND DISTRIBUTION AGREEMENTS
--------------------------------------------------------------------------------

First National Bank of Commerce in New Orleans (the "Adviser") serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Institutional Money Market Fund -- .15%, Treasury Securities Money Market Fund -- .30%, Tax Exempt Money Market Fund -- .45%, Government Securities Fund -- .55%, Louisiana Tax-Free Income Fund -- .35%, Balanced Fund -- .74%, Value Equity Fund -- .74% and Growth Equity Fund -- .74%. The Adviser has voluntarily agreed to waive a portion of their fee so that expenses of each Fund will not exceed certain annual expense limitations. The Adviser reserves the right to terminate its waiver at any time in its sole discretion.

Weiss, Peck & Greer, L.L.C. serves as the investment sub-adviser for the Tax Exempt Money Market Fund pursuant to a sub-advisory agreement with the Adviser. The sub-advisory fees are paid by the Adviser.

The Trust and SEI Fund Resources (the "Administrator") have entered into an Administration Agreement. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in the Administrator. Under terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .10% of the average daily net assets of the Institutional Money Market Fund and .15% of the average daily net assets of the Treasury Securities Money Market Fund, Tax Exempt Money Market Fund, Government Securities Fund, Louisiana Tax-Free Income Fund, Balanced Fund, Value Equity Fund, and Growth Equity Fund.

The Trust and SEI Financial Services Company (the "Distributor") have entered into a Distribution Agreement. As provided in certain Distribution Plans adopted under the Distribution Agreement, the Trust will pay a fee at an annual rate of
 .25% of the average daily net assets of the Retail class of Treasury Securities Money Market Fund and .75% of the Class B shares of the Non-Dollar Funds to the Distributor as compensation for its services. The Distributor has agreed to waive a portion of its fee from the Treasury Securities Money Market Fund in order to maintain a competitive expense ratio. The Distributor reserves the right to terminate its waiver at any time in its sole discretion.

The Class A shares of the Non-Dollar Funds are subject to a maximum sales load of 3.50%.

There is a contingent deferred sales charge on the Class B shares of the Non-Dollar Funds which varies depending on the number of years from time of payment for the purchase of shares until the time of redemption of such shares (the "holding period"). Solely for the purpose of determining the number


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

of years from the time of any payment for the purchase of shares, all payments during the month are aggregated and deemed to have been made on the first day of the month.

                        CONTINGENT DEFERRED SALES
                         CHARGE AS A PERCENTAGE
     YEAR SINCE             OF DOLLAR AMOUNT
      PURCHASE              SUBJECT TO CHARGE
    ------------      ----------------------------
       First                      3.50%
       Second                     2.75%
       Third                      2.00%
       Fourth                     1.25%
       Fifth                      0.50%
       Sixth                      None

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $54,278 for organizational work performed by a law firm of which an officer and a trustee of the Trust are partners. Certain officers and trustees of the Trust who are officers of the Administrator and the Distributor received no compensation from the Trust.

5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the period ended September 30, 1996 were as follows:
                        LOUISIANA
             GOVERNMENT  TAX-FREE            VALUE   GROWTH
             SECURITIES   INCOME   BALANCED  EQUITY  EQUITY
                FUND       FUND      FUND     FUND    FUND
              (000) (A)   (000)   (000) (B)  (000)  (000) (C)
             ---------- --------- ---------- ------ ---------
PURCHASES:
 U.S.
   Government $49,854    $  --     $24,797   $  --    $  --
 Other          5,039   11,042      51,366  98,879   16,995
SALES:
 U.S.
   Government $27,233    $  --     $10,266   $  --    $  --
 Other          4,639    1,385      46,712  71,768   13,686

(a) Does not include $22,743,861 of securities received in exchange for shares of the Fund.
(b) Does not include $6,201,227 of securities received in exchange for shares of the Fund.
(c) Does not include $12,944,061 of securities received in exchange for shares of the Fund.

On September 30, 1996, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes was not
--------------------------------------------------------------------------------
55

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------
materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at September 30, 1996, for each Non-Dollar Fund is as follows:

                             LOUISIANA
                 GOVERNMENT   TAX-FREE            VALUE  GROWTH
                 SECURITIES    INCOME   BALANCED EQUITY  EQUITY
                    FUND        FUND      FUND    FUND    FUND
                    (000)       (000)     (000)   (000)   (000)
                ----------  ---------- -------- ------  ------
Aggregate Gross
  Unrealized
  Appreciation    $  621      $  195    $10,300 $11,012 $ 1,910
Aggregate Gross
  Unrealized
  Depreciation    (4,226)       (203)    (2,451) (1,292)   (283)
                 --------    --------   -------- -------  ------

Net Unrealized
  Appreciation/
  (Depreciation) $(3,605)   $     (8)   $ 7,849 $ 9,720 $ 1,627
                 --------    --------   -------- -------  ------
                 --------    --------   -------- -------  ------

6. CONCENTRATION OF CREDIT RISK
--------------------------------------------------------------------------------

The Institutional Money Market Fund and the Treasury Securities Money Market Fund invest primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality.

The Tax Exempt Money Market Fund invests in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

The Tax Exempt Money Market Fund invests in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At September 30, 1996, the percentages of portfolio investments by each revenue source were as follows:

                                      TAX EXEMPT
                                   MONEY MARKET FUND
                                 --------------------
   Revenue Bonds                         81%
   Anticipation Notes                    11%
   Pre-Refunded Securities                3%
   General Obligations                    2%
   Participation Notes                    1%
   Cash Equivalents                       2%
                                 --------------------
      Total                             100%
                                 --------------------
                                 --------------------

The Government Securities and Balanced Funds invest in debt instruments.

The Louisiana Tax-Free Income Fund is more susceptible to factors adversely affecting issuers of Louisiana municipal securities than a comparable municipal bond fund that does not concentrate its investments in Louisiana municipal securities.

The following table presents a summary of holdings in the Government Securities and Louisiana Tax-Free Income Funds as of September 30, 1996.

                                             LOUISIANA
                              GOVERNMENT     TAX-FREE
                              SECURITIES      INCOME
RATING/SECURITY CATEGORY         FUND          FUND
------------------------      -----------    ----------
U.S. Government Security           89.70%         --
AAA                                 --           84.10%
AA                                  1.60%         --
A                                   4.44%         1.80%
BBB                                  .31%         --
Not Rated                           3.95%        14.10%
                              -----------    ----------
                                     100%          100%
                              -----------    ----------
                              -----------    ----------
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56

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                                                                  [MARQUIS LOGO]
                                                              SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

These percentages are stated as a percentage of total investments. U.S. Government Securities represent obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Repurchase agreements are collateralized by U.S. Government Securities and are included in Not Rated above.

7. CAPITAL LOSS CARRYFORWARDS
--------------------------------------------------------------------------------
The Funds had capital loss carryforwards and post-October deferred losses at September 30, 1996, to the extent provided in the regulations for federal income tax as follows:

                                               POST
                        CAPITAL LOSS        OCTOBER 31,
                   CARRYFORWARDS EXPIRING      1995
                   ----------------------    DEFERRED
FUNDS              2003              2004     LOSSES
------             ----------------------   ------------
Government
   Securities Fund   $679,660    $124,634        $--
Louisiana Tax-Free
   Income Fund         32,125       2,083       19,720
Growth Equity Fund       --           --        73,265

      For tax purposes, capital losses can be carried forward for a maximum of eight years to offset any future net realized capital gains. Post-October deferred losses have been deferred to fiscal year 1997 for tax purposes.

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57

--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

FOR TAXPAYERS FILING ON A CALENDAR-YEAR BASIS. THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

Dear Marquis Funds' Shareholders:

For the fiscal year ended September 30, 1996, each Fund is designating qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                              (A)             (B)           (C)           (D)            (E)
                                           LONG TERM       ORDINARY
                                         CAPITAL GAINS      INCOME                       TOTAL
                                         DISTRIBUTION    DISTRIBUTIONS  QUALIFYING   DISTRIBUTIONS   TAX-EXEMPT
FUNDS                                    (TAX BASIS)*    (TAX BASIS)*  DIVIDENDS(1)  (TAX BASIS)**   INTEREST**
--------                                 -------------   ------------- ------------  --------------  ----------
Institutional Money Market Fund                0%            100%            0%           100%           0%
Treasury Securities Money Market Fund          0%            100%            0%           100%           0%
Tax Exempt Money Market Fund                   0%            100%            0%           100%         100%
Government Securities Fund                     0%            100%            0%           100%           0%
Louisiana Tax-Free Income Fund                 0%            100%            0%           100%         100%
Balanced Fund                                  8%             92%           11%           100%           0%
Value Equity Fund                             15%             85%           13%           100%           0%
Growth Equity Fund                             0%            100%            7%           100%           0%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. * Items (A) and (B) are based on a percentage of the Fund's total distributions. ** Items (D) and (E) are based on a percentage of ordinary income distributions of the Fund.


Please consult your tax adviser for proper treatment of this information.

--------------------------------------------------------------------------------
58

--------------------------------------------------------------------------------
                                                                  [MARQUIS LOGO]

                                      NOTES

--------------------------------------------------------------------------------
59

--------------------------------------------------------------------------------

                                      NOTES

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60

                                 [MARQUIS LOGO]
                 HIGH QUALITY. HIGH STANDARDS. HIGHLY PERSONAL.
                               INVESTMENT ADVISER
                 First National Bank of Commerce in New Orleans
                               210 Baronne Street
                              New Orleans, LA 70112

                                  ADMINISTRATOR
                      SEI Financial Management Corporation
                            680 East Swedesford Road
                              Wayne, PA 19087-1658

                                 TRANSFER AGENT
                                DST Systems, Inc.
                              210 West 10th Street
                              Kansas City, MO 64105

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                               1601 Market Street
                             Philadelphia, PA 19103



                               THE MARQUIS FUNDS:

     (BULLET) Are NOT insured by the FDIC or any other government agency.

     (BULLET) Are NOT guaranteed by First Commerce Corporation, First NBC Trust
              Group, Marquis Investments, LLC, or any affiliates thereof.

     (BULLET) Are NOT obligations of First Commerce Corporation, First NBC Trust
              Group, Marquis Investments, LLC, or any affiliates thereof.

     (BULLET) Are NOT bank deposits.

     (BULLET) Involve investment risks, including possible loss of principal amount invested.

      The First NBC Trust Group is a department of First National Bank of Commerce ("First NBC"), a wholly owned subsidiary of First Commerce Corporation
 ("FCC"). First NBC serves as investment adviser and custodian for the Marquis
   Funds; remuneration may be earned for such services. The Marquis Funds are distributed by SEI Financial Services Company, which is not affiliated with FCC,
        First NBC, Marquis Investments, LLC, or any affiliates thereof.

     This material must be preceded or accompanied by a current prospectus.

(COPYRIGHT) 1996, SEI Financial Services Company                    MRQ-F-007-03